UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Charlotte’s Web Holdings, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CHARLOTTE’S WEB HOLDINGS, INC.
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF CHARLOTTE’S WEB HOLDINGS, INC.

AND
PROXY STATEMENT
FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 15, 2023
AT 10:00 A.M. (MOUNTAIN TIME)
VIRTUALLY (http://www.virtualshareholdermeeting.com/CWEB2023)
April 28, 2023
This proxy statement is dated April 28, 2023, and is first being made available to shareholders on or about
April 29, 2023.

CHARLOTTE’S WEB HOLDINGS, INC.
700 Tech Court
Louisville, Colorado 80027
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE “NOTICE”)
The annual general meeting (the “Meeting”) of holders of common shares (“Common Shares”) of Charlotte’s Web Holdings, Inc., a British Columbia corporation (the “Company”), will be a virtual meeting held on June 15, 2023, beginning at 10:00 a.m. (Mountain Time), at http://www.virtualshareholdermeeting.com/CWEB2023. (There are no proportionate voting shares issued and outstanding of April 21, 2023.) You will be able to attend the Meeting as well as submit your questions during the live webcast of the Meeting by entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your form of proxy or in the instructions that accompanied your proxy materials.
The following matters will be considered at the Meeting:
•	The setting of the number of directors at six;
•	The election of directors for the forthcoming year from the nominees proposed by the board of directors of the Company (the “Board” or the “board of directors”);
•	The appointment of Ernst & Young LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and
•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
This Notice of Meeting is accompanied by: (1) the proxy statement; (2) the accompanying form of proxy (“Proxy Instrument”); (3) the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and (4) a request for financial statement form for the fiscal year ended December 31, 2023 (collectively, the “proxy materials”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy materials to shareholders. This means that the proxy materials are being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.
The proxy materials are available on the “Investor Relations” section of the Company’s website at https://investors.charlottesweb.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. On or about April 29, 2023, we will mail our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.
The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof is April 21, 2023 (the “Record Date”). Holders of Common Shares of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof. On November 3, 2021, all outstanding proportional voting shares (“PVS”) of the Company were converted by way of mandatory conversion in accordance with the Company’s articles and at the discretion of the Company, into Common Shares. Pursuant to the Company’s articles, the Company is no longer authorized to issue additional PVS and as of April 21, 2023, nil PVS are outstanding.
A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) or postponement(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) or postponement(s) thereof.
Your proxy or voting instructions must be received in each case no later than 11:59 p.m. (Eastern Time) on June 14, 2023 or, if the Meeting is adjourned or postponed, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) or postponement(s) to the Meeting. We encourage shareholders currently planning to participate in the Meeting to submit their votes or form of proxy in advance so that their votes will be counted in the event of technical difficulties.
If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.
Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your Notice of Internet Availability of Proxy Materials or voting instruction card.
DATED as of April 28, 2023
by Order of the Board of Directors

/s/ Jacques Tortoroli
Jacques Tortoroli
Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2023.

The Notice of Annual General Meeting and Proxy Statement are available online at the “Investor Relations” section of the Company’s website at https://investors.charlottesweb.com. The Annual Report on Form 10-K for the year ended December 31, 2022, is also available online at the “Investors Relations” section of our website at https://investors.charlottesweb.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE 1(800) 690-6903 OR MARK, SIGN, DATE AND RETURN YOUR FORM OF PROXY BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

CHARLOTTE’S WEB HOLDINGS, INC.
TSX: CWEB
OTCQX: CWBHF
PROXY STATEMENT
FOR THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD VIRTUALLY ON JUNE 15, 2023 AT 10:00 a.m. (MOUNTAIN TIME)
PURPOSES OF SOLICITATION
THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF CHARLOTTE’S WEB HOLDINGS, INC. (the “Company”) of proxies to be used at the 2023 annual general meeting (the “Meeting”) of the holders of Common Shares of the Company referred to in the accompanying Notice of Meeting, to be held on June 15, 2023 via live webcast beginning at 10:00 a.m. (Mountain Time) at:
http://www.virtualshareholdermeeting.com/CWEB2023
Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “Charlotte’s Web” or similar terms refers to Charlotte’s Web Holdings, Inc. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 700 Tech Court, Louisville, CO 80027.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy by following the instructions set out under the heading “May I change or revoke my vote?”.
We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, available to shareholders on April 29, 2023.
We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions until the last day of the fiscal year in which the fifth anniversary of our initial public offering occurs (December 31, 2026) or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.07 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”) or if we issue more than $1.0 billion of non-convertible debt over a three-year period.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on June 15, 2023:
This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available for viewing, printing and downloading at www.proxyvote.com, on the “Investor Relations” section of our website at https://investors.charlottesweb.com, the SEC’s website at www.sec.gov and SEDAR at www.sedar.com.
A copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 23, 2023, except for exhibits, will be furnished without charge to any shareholder if requested prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. You may also make a written request to our Corporate Secretary at legal@charlottesweb.com.
All references to currency in this proxy statement are in United States dollars, unless otherwise indicated. References to “C$” refer to Canadian dollars.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING
Proxy Materials
Why am I receiving these materials?
Management of the Company is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on June 15, 2023.
The following proxy materials are being posted online to access, rather than being mailed out: (1) proxy statement; (2) the Proxy Instrument; (3) the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (including our audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and (4) a request for financial statement form for the fiscal year ended December 31, 2023. As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy materials to shareholders.
As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.
These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement, the accompanying Proxy Instrument and the Company’s Annual Report on Form 10-K (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.
In accordance with applicable laws, Non-registered Shareholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive by mail a letter with respect to the Notice of Internet Availability of Proxy Materials. NOBOs who have standing instructions with the Intermediary for physical copies of this proxy statement will receive by mail the Notice of Internet Availability of Proxy Materials, the Notice and the proxy statement.
Management of the Company does not intend to pay for Intermediaries to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information (“OBOs”). An OBO will not receive the Notice of Internet Availability of Proxy Materials unless the Intermediary assumes the cost of delivery.
Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.
Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:
•
receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge Financial Solutions, Inc. (“Broadridge”); or

•
be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and

(ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.
Receiving Future Meeting Materials by Email

e-Delivery ensures that shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.
What is included in the proxy materials?
The proxy materials include:
•	our Notice of Meeting;
•	our proxy statement for the Meeting (including a copy of our Annual Benefit Report for the year ended December 31, 2022);
•	a Proxy Instrument or voting instruction card;
•
our 2022 Annual Report on Form 10-K (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and

•	a request for financial statement form for the fiscal year ended December 31, 2023.
What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and executive officers and other required information.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at legal@charlottesweb.com or by calling us at (720) 484-8930.
A separate set of the materials will be sent promptly following receipt of your request.
If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge at:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
1-866-540-7095
If you are a Non-registered Shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.
Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:
Charlotte’s Web Holdings, Inc.
Attn: Corporate Secretary
700 Tech Court
Louisville, CO 80027
legal@charlottesweb.com

Who pays the cost of soliciting proxies for the Meeting?
The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to shareholders by mail but may be supplemented by telephone or other personal contact. The Company’s officers and regular employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile or electronic communication at nominal cost to the Company.
The Company will not reimburse Intermediaries such as brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to Non-registered Shareholders.
What items of business will be voted on at the Meeting?
The business items to be voted on at the Meeting are:
•	The setting of the number of directors at six;
•	The election of directors for the forthcoming year from the nominees proposed by the Board;
•	The appointment of Ernst & Young LLP, as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and
•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
What are my voting choices?
You may vote “FOR” or “AGAINST” the setting of the number of directors at six; “FOR” or “WITHHOLD” the election of nominees for election as directors; and “FOR” or “WITHHOLD” the appointment of Ernst & Young LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares “FOR” the setting of the number of directors at six, “FOR” each of its nominees for election to the Board, and “FOR” the appointment of Ernst & Young LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.
What vote is required to approve each item?
To conduct business at the Meeting, the quorum of shareholders is at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 25% of the issued shares entitled to be voted at the Meeting.
If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.
Proposal	Required Vote
Setting the number of directors at six	Majority of the votes cast on the proposal
The election of directors	Majority of the votes cast on the proposal*
Appointment and remuneration of auditors	Majority of the votes cast on the proposal
*
The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, if a nominee for election as director receives “for” votes fewer than a majority of the votes (50% + 1 vote) cast with respect to his or her election by shareholders, he or she must immediately tender his or her resignation to the Board following the meeting of shareholders at which the election is held. Upon receiving such resignation, the Corporate Governance and Nominating Committee (the “CG&N Committee”) will consider it and make a recommendation to the Board on whether or not to accept the resignation. The Board shall accept the resignation unless it determines that the applicable director shall continue and announce its decision in a press release promptly within 90 days following the meeting of shareholders. If the Board determines not to accept a resignation, the press release must fully state the reasons for that decision. The resignation will be effective when accepted by the Board. The director who tendered his or her resignation is not permitted to be a part of any deliberations of the CG&N Committee or of the Board pertaining to the resignation offer. The policy only applies in circumstances involving an uncontested election of directors.

What happens if additional items are presented at the Meeting?
As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a report of voting results in accordance with National Instrument 51-102 – Continuous Disclosure Obligations that we will file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and report on voting results will also be available on the “Investor Relations” section of our website at https://investors.charlottesweb.com.
How You Can Vote
What shares can I vote?
You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. As of the Record Date, there were (i) 108 shareholders of record holding 152,441,782 outstanding Common Shares; and (ii) nil shareholders of record holding nil outstanding PVS.
REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com or by calling 1-800-690-6903.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through an Intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record (Registered Shareholder)
If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. Shareholders of record will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.
Beneficial Owner (Non-registered Shareholder)
If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.
How can I vote at the Meeting?
The Meeting will be held entirely online to allow for greater participation. Shareholders may attend and participate in the Meeting by visiting the following website: http://www.virtualshareholdermeeting.com/CWEB2023. To attend and participate in the Meeting, you will need the 16-digit control number included on your Notice of Internet

Availability of Proxy Materials, on your form of proxy or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner may be voted electronically during the Meeting if you hold a valid proxy to vote at the Meeting.
Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions in advance of the Meeting, as described below, so that your vote will be counted if you later decide not to attend.
How can I vote without attending the Meeting?
Whether you hold your Common Shares as a shareholder of record or as a beneficial owner, you may direct how your Common Shares as are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
If you are a registered shareholder, you may vote by submitting a proxy. You may vote over the internet at www.proxyvote.com, by phone at 1-800-690-6903 or by mail by signing, dating and returning the Proxy Instrument to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you are a non-registered Shareholder, you may vote by submitting voting instructions to the registered owner of your shares in accordance with the instructions on your voting instruction card.
How do I attend the virtual Meeting?
This year’s Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on April 21, 2023 (the “Record Date”), or if you hold a valid proxy to vote at the Meeting.
You will be able to attend the Meeting online and submit your questions during the Meeting by visiting http://www.virtualshareholdermeeting.com/CWEB2023. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your form of proxy, or on the instructions that accompanied your proxy materials.
The Meeting will begin promptly at 10:00 a.m., Mountain Time, on June 15, 2023. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Mountain Time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.
We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.
What will I need to attend the virtual Meeting?
If you were a shareholder of record as of the close of business on April 21, 2023, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting, by visiting http://www.virtualshareholdermeeting.com/CWEB2023 and using your 16-digit control number to enter the Meeting.
If you are not a shareholder of record but hold shares as a beneficial owner in street name (i.e. a non-registered Shareholder), you may join the meeting by obtaining a proxy from the owner of record, or you may join the Meeting as a guest. If you join the Meeting as a guest, you will not be able to submit questions or comments, and you will not be able to vote at the Meeting.
If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.
Will I be able to attend the Meeting without a 16-digit control number?
Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting or otherwise participate in the Meeting without your 16-digit control number.
Why a virtual annual meeting?
We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting. In addition, given the potential uncertainties in connection with the current COVID-19 pandemic, including risks related to travel and attending large gatherings, we believe that a virtual-only meeting is the most appropriate format for our shareholders and other Meeting attendees.
With your 16-digit control number, you will be able to attend the Meeting online, submit your questions or comments during the Meeting, and vote your shares electronically at the Meeting, by visiting http://www.virtualshareholdermeeting.com/CWEB2023. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, registered shareholders or duly appointed proxyholders will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.
What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page (http://www.virtualshareholdermeeting.com/CWEB2023).
How do I submit questions or comments for the Meeting?
Registered shareholders and duly appointed proxyholders who wish to submit questions or comments may do so during the live webcast of the Meeting at http://www.virtualshareholdermeeting.com/CWEB2023. Instructions will be available on the virtual Meeting site and technical assistance will be available.
How will my shares be voted?
Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS AT SIX, FOR THE ELECTION OF DIRECTORS, AND FOR THE APPOINTMENT OF ERNST & YOUNG LLP (“Ernst & Young”), AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.
If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.
Will shares that I own as a shareholder of record be voted if I do not timely return my form of proxy?
Shares that you own as a shareholder of record will be voted as you instruct on your form of proxy. If you sign and return your form of proxy without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your form of proxy, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponement(s) thereof and votes electronically submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. (Eastern Time) on June 14, 2023, or 48 hours prior to any adjournment(s) or postponement(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.
If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy pursuant to this solicitation may revoke it:
•
at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) or postponement(s) thereof at which the proxy is to be used by an instrument in writing executed by the shareholder or by his, her or its attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and deposited with Broadridge by mail using the enclosed envelope to Attention: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

•	by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponement(s) thereof.
For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.
Shareholder Proposals and Director Nominations
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?
The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting of shareholders must be received by our Corporate Secretary no later than the close of business (Mountain time) on December 31, 2023, and must be submitted to our Corporate Secretary at Charlotte’s Web Holdings, Inc., 700 Tech Court, Louisville, CO, 80027. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting.
In order to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (as well as the information required by the BCBA) no later than April 16, 2024.
The BCBCA also sets out the requirements for a valid proposal to be presented at next year’s annual general meeting outside of Rule 14a-8 and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to be presented at next year’s annual meeting of shareholders and wishes to be considered at next year’s annual general meeting outside of Rule 14a-8 must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (March 15, 2024). Any shareholder proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder and Rule 14a-19 under the Exchange Act.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.
See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.
How may I nominate director candidates or present other business for consideration at a meeting?
Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Charlotte’s Web?”) and must be updated and supplemented as provided in the articles.
Subject to compliance with the Company’s articles, written notice of director nominees must be received, in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be given not later than the close of business on the tenth (10th) day following the Notice Date. If notice-and-access (as defined in National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)) is used for delivery of proxy related materials in respect of the meeting, and the notice date in respect of the meeting is not fewer than fifty (50) days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the fortieth (40th) day before the applicable meeting. See “Advance Notice Policy” under “Proposals 1 and 2 - Election of Directors” in this proxy statement.
How may I recommend candidates to serve as directors?
Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”
Subject to compliance with the Company’s articles, to be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, and such other information on the nominee and the nominating shareholder as set forth in our articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Charlotte’s Web?”
Description of the Company’s Voting Securities
The Company is authorized to issue an unlimited number of Common Shares. On November 3, 2021, all outstanding PVS of the Company were converted by way of mandatory conversion in accordance with the Company’s articles and at the discretion of the Company, into Common Shares. Pursuant to the Company’s articles, the Company is no longer authorized to issue additional PVS and as of April 21, 2023, nil PVS are outstanding. On April 21, 2023, there were 108 shareholders of record holding 152,441,782 outstanding Common Shares, and no other shares outstanding.
Voting Rights
The Common Shares carry one vote per share for all matters coming before shareholders at the Meeting.
The holders of Common Shares are entitled to receive notice of any meeting of shareholders of the Company, and to attend and vote at those meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the BCBCA.
To the knowledge of the Company, as at the Record Date, no person or company owns of record, or owns beneficially, or controls or directs, directly or indirectly, more than ten percent (10%) of the voting rights attached to the voting shares.

Notice-and-Access
The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act, National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and NI 54-101. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.
This proxy statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (which includes the audited annual consolidated financial statements of the Company for the year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon, and the related management’s discussion and analysis), and the form of proxy are available on the “Investor Relations” section of our website at https://investors.charlottesweb.com, on SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “notice-and-access” rules. Stratification occurs when an issuer using notice-and-access sends a paper copy of the proxy statement to some shareholders with a notice package.
Shareholders are reminded to review this proxy statement before voting. Shareholders will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.
Shareholders with questions about notice-and-access can call the Company at (720) 484-8930 or email legal@charlottesweb.com.
Interest of Certain Persons or Companies in Matters to be acted upon
Except as described elsewhere in this proxy statement, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Company, (b) any proposed nominee for election as a director of the Company, and (c) any associates or affiliates of any of the persons or companies listed in (a) and (b), in any matter to be acted on at the Meeting.
On November 14, 2022, the Company entered into an investor rights agreement between the Company and BT DE Investments Inc. (the “Investor Rights Agreement”) in connection with the issuance of an approximately $56.8 million (C$75.3 million) convertible debenture (the “debenture”) convertible into 19.9% ownership of the Company’s Common Shares at a conversion price of C$2.00 per Common Share of the Company on the Toronto Stock Exchange (TSX) on the terms of a subscription agreement between the Company and BT DE Investments Inc. Under the terms of the Investor Rights Agreement, the Company’s director, Mr. Jonathan Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. The Investor Rights Agreement provides BT DE Investments, Inc. with certain rights, including the right to nominate 20% of the members of the Company’s board of directors for so long as BT DE Investments, Inc. and its affiliates’ partially diluted ownership of the Company’s common shares is at least 15% (with a stepdown in its nomination rights to 10% of the members of the board of directors). BT DE Investments, Inc. nomination rights terminate upon its and its affiliates’ partially diluted ownership of the Company’s common shares declining below 10% for, subject to certain exceptions in the investor rights agreement.
Obtaining Additional Information
How may I obtain financial and other information about Charlotte’s Web?
Our audited annual consolidated financial statements for the year ended December 31, 2022, are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on March 23, 2023, and concurrently filed the Annual Report on Form 10-K on SEDAR at www.sedar.com. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “Investor Relations” section of our website at https://investors.charlottesweb.com, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.
By writing to us, shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?
If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:
Odyssey Trust Company
350 - 409 Granville Street
Vancouver, BC V6C 1T2
How do I obtain additional copies of this proxy statement or voting materials?
If you need additional copies of this proxy statement or the proxy materials, please contact us at:
Charlotte’s Web Holdings, Inc.
Attn: Corporate Secretary
700 Tech Court
Louisville, CO 80027
legal@charlottesweb.com

OVERVIEW OF PROPOSALS TO BE VOTED ON
Proposals 1, 2, and 3 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the setting of the number of directors at six and the election of the nominees in Proposals 1 and 2, and “FOR” the appointment and remuneration of auditors in Proposal 3.
PROPOSALS 1 AND 2 - ELECTION OF DIRECTORS
There are currently six directors of the Company. At the Meeting, it is proposed to fix the number of directors at six and that six directors are to be elected at the Meeting.
Management proposes to nominate at the Meeting each of Jonathan Atwood, John Held, Thomas Lardieri, Alicia Morga, Jacques Tortoroli, and Susan Vogt, each to serve as a director of the Company until the next Meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the articles of the Company or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.
The following table and the notes thereto set out the name and age of each current director and director nominee (as of April 28, 2023) their respective positions and, if applicable, the period during which he/she has been a director of the Company.
Name	Age	Position(s)	Location of Residence	Director Since
Jonathan Atwood	59	Director	Westport, Connecticut, USA	March 14, 2023
John Held(1)(3)	60	Chairman, Director	Austin Texas, USA	May 18, 2018
Thomas Lardieri(2)(3)	62	Director	Allendale, New Jersey, USA	August 10, 2022
Alicia Morga(1)(2)	51	Director	San Francisco, California, USA	December 6, 2022
Jacques Tortoroli	65	Chief Executive Officer, Director	New York, New York, USA	November 14, 2019
Susan Vogt(1)(2)(3)	69	Director	River Forest, Illinois, USA	September 3, 2020
Notes:
(1)	Compensation Committee member. The chair is John Held.
(2)	Audit Committee member. The chair is Thomas Lardieri.
(3)	Corporate Governance and Nominating Committee Member. The chair is John Held.
Biographical Information
The biographies of the proposed nominees for the Board are set out below.
Jonathan Atwood, Director
Mr. Atwood joined the Board on March 14, 2023. Since November 2022, Mr. Atwood has been the VP, Global Head of Business Communications of BAT. Prior to his appointment with BAT, Mr. Atwood served as VP, Business Communications & Sustainability of Reynolds American, Inc. from August 2021 through November 2022. From January 2020 through August 2021, Mr. Atwood acted as an independent consultant advising companies on sustainability frameworks and projects. Prior to consulting, Mr. Atwood was at Unilever North America, Inc. where he served in roles of Vice President & Head of Communications, Global Supply Chain from September 2018 through November 2019 and Vice President, Sustainable Living and Corporate Communications, from July 2012 through September 2018. Mr. Atwood has served on the Advisory Counsel for Sustainable Brands from 2015 through 2018, and as a member of the Board of The Sustainability Consortium from 2014 through 2018. Mr. Atwood recently served as the Secretary for the Domestic Violence Crisis Center in Connecticut until January 2023. Mr. Atwood holds a Bachelor of Arts degree in Government and Legal Studies from Bowdoin College in Brunswick, ME. Mr. Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. The Investor Rights, which was entered into in connection with the Company’s issuance of the debenture to BT DE Investments, Inc. The Investor Rights Agreement provides BT DE Investments, Inc. with certain rights, including the right to nominate 20% of the members of the Company’s board of directors for so long as BT DE Investments, Inc. and its affiliates’ partially diluted ownership of the Company’s common shares is at least 15% (with a stepdown in its nomination rights to 10% of the members of the board of directors). BT DE Investments, Inc. nomination rights terminate upon its and its affiliates’ partially diluted ownership of the Company’s common shares declining below 10% for, subject to certain exceptions in the investor rights agreement, a 30-day period.
John Held, Chairman and Director
Mr. Held joined the Company’s Board in May 2018 and has served as Board Chair since September 2020. Mr. Held is Chair of the Corporate Governance and Nominating Committee and is the Chair of the Compensation Committee of the Board. Mr. Held has served as General Counsel and Corporate Secretary of Omega Protein Corporation, a nutritional specialty oils and proteins products company, since 2006, and has served as General Counsel since 2000. In 2014, Mr. Held founded the Byzantium Group, a private security and investigations company, where he served as Board Chair. Prior to working with Omega Protein Corporation, Mr. Held was General Counsel at American Residential Services, Inc., and also practiced corporate and securities law with a large international law firm. From April 2021 through July 2022, Mr. Held served on the Board of Directors of Ajna BioSciences, a botanical drug development company. Mr. Held holds a bachelor’s degree in Economics and International Relations from Bucknell University and a Juris Doctorate from Cornell Law School and is a Member of the Texas Bar.
Thomas Lardieri, Director
Mr. Lardieri joined the Board on August 10, 2022. Mr. Lardieri is Chair of the Audit Committee and a member of the Corporate Governance and Nominating Committee. Since September 2020, Mr. Lardieri has served on the Advisory Board and as the Chief Operating Officer of Blue Onyx Companies, a real estate development company. Mr. Lardieri served as Senior Vice President of Finance at Viacom CBS Inc. from December 2019 to February 2020, where he worked with the Chief Transformation Officer to integrate the Viacom and CBS finance organizations following the merger of the companies. Mr. Lardieri served as Viacom’s Senior Vice President, Global Financial Operations from 2014 until 2019. Mr. Lardieri joined Viacom Inc. as SVP & Controller of Media Networks and had, among other responsibilities, a leadership role in the successful implementation of its Global Enterprise Reporting Systems. Before joining Viacom in 2011, Mr. Lardieri served as SVP & Controller at PepsiCo. Inc.’s Pepsi-Cola Beverages division from 2010 to 2011. Prior to the Beverages division, from 2007 to 2010, Mr. Lardieri served as Senior Vice President and Chief Accounting Officer of the Pepsi Bottling Group, a publicly traded company and the world’s largest bottler of Pepsi-Cola beverages. Prior to that role, Mr. Lardieri was Vice President, Chief Risk Officer, and Chief Audit Executive at PepsiCo Inc. from 2001 to 2007. Mr. Lardieri began his career at PepsiCo Inc. in 1988 in the position of Senior Accountant in the International Division of PepsiCo and ultimately was promoted to the position of VP, International Controller. Before joining PepsiCo Inc., Mr. Lardieri held positions at Arthur Young and Grant Thornton. Mr. Lardieri holds a Bachelor of Business Administration (CPA program) degree from Pace University New York.
Alicia Morga, Director
Ms. Morga joined the Board on December 6, 2022. Since December 6, 2022, Ms. Morga has been a member of the Company’s Compensation Committee and the Audit Committee. Ms. Morga is the Chief Executive Officer of No. 8 Media, Inc., which was established in 2016 and provides digital transformation services to consumer packaged goods, health, education, and financial technology companies. Prior to No. 8 Media, Ms. Morga managed the bill pay product for Digital Insight, NCR’s retail financial subsidiary, and before that was the founder and Chief Executive Officer of Consorte Media, Inc., a digital marketing company which helped large advertisers reach the Hispanic market. Prior to Consorte, Ms. Morga worked in venture capital for The Carlyle Group and Hummer Winblad Venture Partners with a focus on the technology sector. Before that, she was a corporate attorney for Wilson Sonsini Goodrich & Rosati, and an investment banker at Goldman, Sachs & Co. She has been named a Young Global Leader by the World Economic Forum and one of the Most Influential Women in Technology by Fast Company. Since June of 2021, Ms. Morga has served on the Board of Directors and Chairperson of the Compensation Committee for Nextpoint Financial. Ms. Morga is also an adjunct professor of Digital Marketing for the University of San Francisco. She holds a J.D. from Stanford Law School, a B.A. from Stanford University, and is a California Bar Member.
Jacques Tortoroli, Chief Executive Officer & Director
Mr. Tortoroli joined the Company’s Board of Directors on November 14, 2019 and became CEO on December 16, 2021. From November 2014 to September 2020, Mr. Tortoroli served, based in Bermuda, as the President of Bacardi International Limited and Chief Financial Officer and Chief Administrative Officer at Bacardi Ltd, the world’s largest privately-held spirits company, where he was responsible for the company’s finance, strategy, operations, e-commerce, data insights, and global supply chain. In October 2019, Mr. Tortoroli was named the Executive in Residence and Vice President of Institutional Advancement and Student Career Services at St. Thomas Aquinas College. From April 2021 through May 2022, Mr. Tortoroli served as a member of the Board of Directors of Ajna BioSciences, a botanical drug development company. Prior to Bacardi Ltd., Bacardi International Ltd., and St. Thomas Aquinas College, Mr. Tortoroli held senior Financial positions with Viacom Inc.; Chief Financial Officer of Westwood One, Inc.; Chief Financial Officer of Young & Rubicam Brands; Young & Rubicam Advertising; Finance positions with PepsiCo Inc. including Director of International Audit; Worldwide Controller, PepsiCola International, and senior positions for its operating regions across Europe, the Middle East and Russia while based in London, England and Rome, Italy. Mr. Tortoroli started his career with predecessor firms to KPMG in New York and Brussels, Belgium Mr. Tortoroli obtained his bachelor’s degree in Accounting from St. Francis College in Brooklyn, New York, and was a CPA.
Susan Vogt, Director
Ms. Vogt has been a director of the Company since September 3, 2020. Ms. Vogt is a member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Since October 2018, Ms. Vogt has served on the Board of Anika Therapeutics Inc., a Nasdaq-listed company, where she currently serves as Chair of the Governance and Nominating Committee and as a designated audit committee financial expert member of its Audit Committee. Ms. Vogt previously served on the Board of Directors of Sharps Compliance Corp, a publicly-held Nasdaq-listed medical waste management company, from September 2019 until its sale to Aurora Capital in August, 2022, where she served on the Governance Committee and as Chair of the Audit Committee, as well as serving on the boards of a number of other private and public companies, including Andor Technologies, TAP Biosystems, and Justrite Manufacturing. Ms. Vogt held the position of President and Chief Executive Officer of Aushon Biosystems, Inc., a developer of a multiplex immunoassay platform from 2013 until the company was acquired by Quanterix Corporation in January 2018, and as CEO of SeraCare Life Sciences, from 2006 to 2011. Prior to that Ms. Vogt held multiple senior management roles in finance, marketing, sales and general management at Millipore Corporation from 1982 to 2005, including as President, BioPharmaceutical Division from 2001 to 2005, and was elected a Corporate Officer in 2000. Ms. Vogt received her M.B.A. from Boston University with a concentration in Finance and her bachelor’s degree from Brown University in Art History.
The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR (i) setting the number of directors at six and (ii) the election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.
Majority Voting for Election of Directors
The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). The number of Common Shares voted “For” a director by the holders of Common Shares entitled to vote on the election of directors and represented in person or by proxy at the Annual General Meeting must exceed the number of such shares voted “Against” the director. Abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal. Pursuant to the Majority Voting Policy, if a nominee for election as director receives “for” votes fewer than a majority of the votes (50% + 1 vote) cast with respect to his or her election by shareholders, he or she must immediately tender his or her resignation to the Board following the meeting of shareholders at which the election is held. Upon receiving such resignation, the CG&N Committee will consider it and make a recommendation to the Board on whether or not to accept the resignation. The Board shall accept the resignation unless it determines that the applicable director shall continue and announce its decision in a press release promptly within 90 days following the meeting of shareholders. If the Board determines not to accept a resignation, the press release must fully state the reasons for that decision. The resignation will be effective when accepted by the Board. The director who tendered his or her resignation is not permitted to be a part of any deliberations of the CG&N Committee or of the Board pertaining to the resignation offer. The policy only applies in circumstances involving an uncontested election of directors.

Replacement or Removal of Directors
To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the resignation or removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.
Advance Notice Policy
Our articles include advance notice provisions for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.
To be timely, a Nominating Shareholder’s notice must be given, (i) in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be given not later than the close of business on the tenth (10th) day following the Notice Date; (ii) in the case of any other general meeting of shareholders called for the purpose of electing directors (whether or not also called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the general meeting of shareholders was made; and (iii) if notice-and-access (as defined in National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of the meeting, and the notice date in respect of the meeting is not fewer than fifty (50) days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the fortieth (40th) day before the applicable meeting. The articles also prescribe the proper written form for a Nominating Shareholder’s notice.
The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Policy.
Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions
To the best of the Company’s knowledge, no proposed director is, as at April 28, 2023, or has been within the 10 years before April 28, 2023, a director or executive officer of any company (including Charlotte’s Web), that:
(a)
was subject to: (i) a cease trade order, (ii) an order similar to a cease trade order, or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (collectively, an “Order”), that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)
was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No director nominee is, as at April 28, 2023, or has been within 10 years before April 28, 2023, a director or executive officer of any company (including Charlotte’s Web) that, while the proposed director was acting in that capacity, or within a year of the proposed director ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
No proposed director has, within 10 years before April 28, 2023, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such proposed director.
To the best of the Company’s knowledge, no proposed director has, as at April 28, 2023, been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
Certain Relationships and Related Transactions
Related Party Transactions
A related party transaction includes any transaction or proposed transaction in which:
○	the Company is or will be a participant;
○	the aggregate amount involved exceeds $120,000 in any fiscal year; and
○	any related party has or will have a direct or indirect material interest.
Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer or director of the Company, any shareholder beneficially owning more than 5% of any class of the Company’s voting securities or an immediate family member of any such persons.
The Audit Committee is charged with oversight over related party transactions entered into by the Company.
Company Transactions with Related Parties
In addition to the compensation arrangements discussed under “Executive Compensation” below, since January 1, 2021, with the approval of the Board of Directors, the Company has entered into the following Related Party Transactions:
On August 1, 2018, the Company entered into the Name and Likeness Agreement (the “Name and Likeness Agreement”) with Leeland & Sig d/b/a Stanley Brothers Brand Company, a Colorado limited liability company owned by certain of the Company’s founders, including each of the seven Stanley brothers (together, the “Stanley Brothers”). Per the Name and Likeness Agreement, Leeland & Sig d/b/a Stanley Brothers Brand Company grants the Company a non-exclusive right to use the name, together with renderings of each Stanley Brother’s voice, image, and likeness, and all attributes of each Stanley Brother’s personality and appearance including any right of publicity, in connection with creation, development, manufacturing, operation, promotion, distribution, and sales of products under the Company on a royalty-free basis, subject to the terms of the Name and Likeness Agreement. Each party to the Name and Likeness Agreement will have the right to cause the other party to cease use of the name in certain circumstances such as misuse, bad acts, or a corporate acquisition. Under the Name and Likeness Agreement, the Company also agreed to seek B Corporation status (subject to the Board’s review in the exercise of its fiduciary duties). The initial term of the Name and Likeness Agreement was for a thirty-six (36) month period, with the Company agreeing to begin activities to cease all use of any intellectual property used under the Name and Likeness Agreement within thirty (30) days of expiration or termination. The Name and Likeness agreement has been extended through June 30, 2023. In connection with the Company’s execution of the Name and Likeness Agreement and as discussed below, the Company executed employment agreements with each of the Stanley Brothers on September 1, 2018 providing for aggregate annual base salaries to the Stanley Brothers of $1,425,000. The foregoing description is qualified in its entirety by reference to the Name and Likeness Agreement, included as Exhibit 10.1 to our Annual Report on Form 10-K. As further discussed below, the Name and Likeness Agreement was amended and extended on April 16, 2021.
Effective November 13, 2020, the Company entered into a secured promissory note with Jesse Stanley and Master and A Hound Irrevocable Trust, as borrowers, where $1,000,000 was loaned to Jesse Stanley, one of the Company’s founders. The promissory note matured on November 13, 2021, and carries an interest rate equivalent to the Prime Rate (as defined in the promissory note) calculated and accruing monthly in arrears on the last day of each month commencing on November 30, 2020. Interest under the note accrues both before and after demand, default and judgment and until payment. Interest on any overdue amounts payable under the note bears interest at a rate equivalent to the Prime Rate plus 2%. On March 22, 2022, the Company, Jesse Stanley and Master and A Hound Irrevocable Trust entered into a waiver and first amendment to the secured promissory note, which provided for a waiver of existing defaults, an amendment to the maturity date of the promissory note to November 13, 2023 and the addition of additional security. According to the terms of the waiver and first amendment to the secured promissory note, no additional interest will accrue through the payment date. As of April 28, 2023, this promissory note remains outstanding. As of December 31, 2022, the Company established a reserve for the full amount of the note, including all accrued interest of $1,037,000, due to a decline in collateral and risk associated with collectability. The foregoing description is qualified in its entirety by reference to the promissory note included as Exhibit 10.30 and the waiver and first amendment to the secured promissory note included as Exhibit 10.36 to our Annual Report on Form 10-K.
On March 2, 2021, the Company entered into the option purchase agreement (the “SBH Purchase Option”) with Stanley Brothers USA Holdings, Inc. (“Stanley Brothers USA”), a Delaware corporation whose majority shareholders are certain founders of the Company or entities controlled by such founders or their affiliates. The SBH Purchase Option was purchased for total consideration of $8,000,000 and has a five-year term (extendable for an additional two years upon payment of additional consideration). The agreement provides Charlotte’s Web the option to acquire all or substantially all of Stanley Brothers USA on the earlier of February 26, 2024, and federal legalization of Cannabis in the United States, or such earlier time as Stanley Brothers USA and Charlotte’s Web may agree, at a purchase price to be determined at the time of exercise of the SBH Purchase Option. CW is not obligated to exercise the SBH Purchase Option. As consideration for entering into the agreement and payment of the $8,000,000 consideration, Stanley Brothers USA issued a warrant to the Company for the purchase of 10% of the outstanding shares of Stanley Brothers USA on a partially-diluted basis, including convertible securities that are considered in-the-money, subject to certain conditions and exclusions, at an exercise price of $0.001 per share. This warrant can only be exercised should the Company choose to forgo its right to exercise the SBH Purchase Option, and if executed would amount to a nominal exercise price for the Company. The foregoing description is qualified in its entirety by reference to the SBH Purchase Option included as Exhibit 10.5 to our Annual Report on Form 10-K.
On April 16, 2021, pursuant to an amending agreement, and as further amended on April 16, 2021, July 30, 2022, August 31, 2022, September 30, 2022, the August 1, 2018 Name and Likeness and Agreement between the Company and Leeland & Sig LLC d/b/a Stanley Brothers Brand Company was extended for a period of one year, expiring July 31, 2022. The Name & Likeness Agreement was subsequently extended on July 31, 2022, August 31, 2022, and September 30, 2022, On February 17, 2023, the Name and Likeness Agreement has subsequently been extended through June 30, 2023. In addition, the Company executed a consulting agreement which extended the service arrangements of the seven Stanley Brothers for a period of one year, expiring July 31, 2022. Upon execution of the consulting agreement, the Company paid $2,081,250 to Leeland & Sig LLC d/b/a Stanley Brothers Brand Company, on behalf of the Stanley Brothers, as consideration for the consulting services to be provided to the Company over the term of the agreement and certain restrictive covenants. The foregoing descriptions are qualified in their entirety by reference to the amending agreements to the Name and Likeness Agreement and the consulting agreement included as Exhibits 10.2 -10.4 and 10.24, respectively to our Annual Report on Form 10-K.
Effective January 5, 2023, the Company entered into a Brand License and Option Agreement with JMS Brands LLC, an entity owned by Jesse Stanley, one of the Company’s founders. Pursuant to the Brand License and Option Agreement, the Company licenses certain intellectual property from JMS Brands LLC for an annual license fee of $500,000. Pursuant to the Brand License and Option Agreement, the Company has the option to purchase the licensed intellectual property from JMS Brands LLC for two million dollars ($2,000,000).
On April 6, 2023, the Company announced the formation of a joint venture with AJNA BioSciences PBC (“AJNA”), and a subsidiary of British American Tobacco PLC (LSE: BATS and NYSE: BTI) (“BAT”). BAT holds a 20% equity interest in the joint venture in the form of 200,000 preferred units following its US$10 million investment and has the right to participate in future equity issuances to maintain its pro rata equity position. The Company and AJNA each hold 400,000 of the joint venture’s voting common units. BT DE Investments, Inc., a wholly-owned subsidiary of BAT, holds approximately $56.8 million (Canadian Dollar C$75.3 million) in convertible debenture convertible into 19.9% ownership of the Company’s Common Shares at a conversion price of C$2.00 per Common Share of the Company. AJNA, a botanical drug development company focused on mental health and neurological disorders, is partially owned and was co-founded by Joel Stanley, AJNA’s president and the former CEO and Chairman of the board of Company, together with certain other founding members of the Company.
As discussed under “Executive Compensation – Employment Agreements,” Jacques Tortoroli, Wessel Booysen, Greg Gould, Jared Stanley, and Jessica Saxton are or were parties to employment agreements with the Company.
Promoters
Each of the Stanley Brothers, J. Austin Stanley, Jared Stanley, Jesse Stanley, Joel Stanley, Jonathan Stanley, Jordan Stanley, and Josh Stanley, may be considered a promoter of the Company.

Director Independence
The Company is not currently subject to listing requirements of any national securities exchange that has requirements that a majority of the board of directors be “independent.” The independence of the Company’s directors has been determined under the corporate governance rules of Nasdaq. The independence rules of Nasdaq include a series of objective tests, including that an “independent” person will not be employed by the Company and will not be engaged in various types of business dealings with the Company. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined by the Board of Directors that four of the Company’s six directors are independent persons under the independence rules of Nasdaq: John Held, Thomas Lardieri, Alicia Morga, and Susan Vogt.
In accordance with National Instrument 52-110 - Audit Committees, or NI 52-110, each of John Held, Thomas Lardieri, Alicia Morga and Susan Vogt are considered to be independent. Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the board of directors, be reasonably expected to interfere with such director’s exercise of independent judgment.
The Company’s director, Mr. Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. and, therefore, is not considered to be independent under the NI 52-110 or the rules and regulations of the SEC. The Investor Rights Agreement, which was entered into in connection with the Company’s issuance of the debenture to BT DE Investments, Inc., provides BT DE Investments, Inc. with certain rights, including the right to nominate 20% of the members of the Company’s board of directors for so long as BT DE Investments, Inc. and its affiliates’ partially diluted ownership of the Company’s common shares is at least 15% (with a stepdown in its nomination rights to 10% of the members of the board of directors). BT DE Investments, Inc. nomination rights terminate upon its and its affiliates’ partially diluted ownership of the Company’s common shares declining below 10% for, subject to certain exceptions in the investor rights agreement, a 30-day period.
Requirements under the Business Corporations Act (British Columbia)
Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter is not entitled to vote on any directors’ resolution to approve the contract or transaction. In accordance with the BCBCA, a director or officer has a disclosable interest in a material contract or transaction if, among other factors, the director or officer has a material interest in the contract or transaction or the director or officer is a director or senior officer of, or has a material interest in, a person who has a material interest in the contract or transaction.
Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SETTING OF THE NUMBER OF DIRECTORS AT SIX AND “FOR” THE ELECTION OF THE NOMINEES IN PROPOSALS 1 AND 2.

PROPOSAL 3 - APPOINTMENT AND REMUNERATION OF AUDITORS
The members of the Audit Committee and our Board believe the continued retention of Ernst & Young LLP (“Ernst & Young”) as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of Ernst & Young are expected to attend the Meeting.
Principal Independent Accountant Fees and Services
Ernst & Young has served as our independent registered public accounting firm since September 7, 2019. The engagement of Ernst & Young was approved by the Audit Committee and the Board. Ernst & Young completed an audit of the Company’s financial statements for the year ended December 31, 2022. A representative of Ernst & Young will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Aggregate fees billed by our independent auditors, Ernst & Young, for the years ended December 31, 2022 and December 31, 2021 are detailed in the table below.
	2022 (USD$ millions)	2021 (USD$ millions)
Audit Fees	1.09	1.32
Audit Related Fees	0.07	0.07
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total Fees Paid	1.16	1.39
Audit fees. Audit fees consist of fees and related expenses billed for professional services rendered for the audit of the financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the annual reports.
Audit fees also consist of fees and related expenses billed for professional services rendered for the review of the quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the quarterly reports. Finally, audit fees include fees and related expenses associated with the issuance of consents by our independent registered public accounting firm to be named in our prospectuses and/or registration statements and to the use of their audit report in the prospectuses and/or registration statements.
Audit-related fees. Audit-related fees consist of fees and related expenses billed for assurance and related services (e.g., due diligence services) that traditionally are performed by the independent accountant more specifically, these services would include, among others: employee benefit plan audits, due diligence related to mergers and acquisitions, and internal control reviews.
Tax fees. Tax fees consists of fees for services related to tax compliance and tax due diligence.
Pre-approval Policies and Procedures
All audit, tax and other services provided to us were reviewed and pre-approved by the audit committee or a member of the audit committee designated by the full committee to pre-approve such services. The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. The Audit Committee must pre-approve any non-audit services to the Company and the fees for those services.
Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of Ernst & Young’s independence in the conduct of their auditing functions.
Audit Committee Report
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Charlotte’s Web Holdings, Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Company’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with management. The Audit Committee has also discussed with Ernst & Young, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Ernst & Young its independence, and received from Ernst & Young the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Ernst & Young, with and without management present, the scope and results of Ernst & Young’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
Audit Committee of the Board
Thomas Lardieri (Chair)
Alicia Morga
Susan Vogt
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF OUR AUDITORS IN PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the expected beneficial ownership of the Company’s Common Shares as of April 21, 2023 for (i) each member of the Board of Directors, (ii) each named executive officer (as defined below) for the year ended December 31, 2022, (iii) each person known to the Company to be the beneficial owner of more than 5% of the Company’s securities, and (iv) the members of the Board and the executive officers of the Company as a group.
Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Jonathan Atwood	—(2)	—
John Held	61,912(3)	*
Thomas Lardieri	—	—
Alicia Morga	—	—
Jacques Tortoroli	1,002,501(4)	*
Susan Vogt	39,842	*
Wessel Booysen	—(5)	—
Greg Gould	600,000(5), (6)	*
Jared Stanley	216,173(7)	*
Stephen Rogers	76,460(8)	*
All directors and executive officers as a group (11 people)	1,996,888(9)	1.31%
>5% Shareholders:
BT DE Investments Inc.	37,670,540(10)	19.9%
*	Represents less than 1%.
Notes:
(1)
For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of April 21, 2023 (“presently exercisable”). Except as otherwise indicated, each director or executive officer has sole voting and investment power with respect to the shares shown, and none of such shares are pledged. Unless otherwise indicated, the address of each of the named individuals is c/o Charlotte’s Web Holdings, Inc., 700 Tech Court, Louisville, Colorado 80027.

(2)
Mr. Atwood was appointed as a director effective as of March 14, 2023 as the designee to the board of directors by BT DE Investments Inc. pursuant to the terms of the Investor Rights Agreement, which was entered into in connection with the issuance of an approximately $56.8 million ("Canadian Dollar" C$75.3 million) convertible debenture (the “debenture”) convertible into 19.9% ownership of the Company’s Common Shares at a conversion price of C$2.00 per Common Share of the Company on the Toronto Stock Exchange (TSX) on the terms of a subscription agreement between the Company and BT DE Investments Inc. Mr. Atwood’s address is Globe House, 4 Temple Place, London, England WCR2 2PG.

(3)	Includes 17,420 Common Shares underlying options presently exercisable.
(4)	Includes 482,145 Common Shares underlying options.
(5)	Based on information available at the time of the individual’s departure as an executive officer of the Company.
(6)	Includes 600,000 Common Shares underlying options presently exercisable.
(7)	Includes 113,868 Common Shares underlying options presently exercisable.
(8)	Includes 37,500 Common Shares underlying options presently exercisable.
(9)	Includes 1,250,933 Common Shares underlying options presently exercisable.
(10)
Based solely on the Statement on Schedule 13D filed by BT DE Investments Inc. with the U.S. Securities and Exchange Commission on November 23, 2022. BT DE Investments Inc. is a wholly owned subsidiary of BATUS Holdings Inc., which is a wholly owned subsidiary of Louisville Securities Limited, which is a wholly owned subsidiary of British-American Tobacco (Holdings) Limited, which is a wholly owned subsidiary of B.A.T. Industries p.l.c., which is a wholly owned subsidiary of Weston (2009) Limited, which is a wholly owned subsidiary of British American Tobacco (2009) Limited, which is a wholly owned subsidiary of British American Tobacco (2012) Limited, which is a wholly owned subsidiary of British American Tobacco (1998) Limited, which is a wholly owned subsidiary of British American Tobacco p.l.c. The shares represent the Common Shares issuable upon conversion of an approximately $56.8 million (C$75.3 million) debenture, which comprise approximately 19.9% of the outstanding Common Shares assuming full conversion of the debenture. In connection with the issuance of the debenture on the terms of a subscription agreement between the Company and BT DE Investments Inc., the Company and BT DE Investments Inc. entered into the Investor Rights Agreement. Under the terms of the Investor Rights Agreement, the Company’s director, Mr. Jonathan Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. The Investor Rights Agreement provides BT DE Investments, Inc. with certain rights, including the right to nominate 20% of the members of the Company’s board of directors for so long as BT DE Investments, Inc. and its affiliates’ partially diluted ownership of the Company’s common shares is at least 15% (with a stepdown in its nomination rights to 10% of the members of the board of directors). BT DE Investments, Inc. nomination rights terminate upon its and its affiliates’ partially diluted ownership of the Company’s common shares declining below 10% for, subject to certain exceptions in the investor rights agreement, a 30-day period. The conversion of the debenture in whole in accordance with its terms could result in a change of control of the Company.

CORPORATE GOVERNANCE
Board of Directors
The Board currently consists of six (6) directors. Each director holds office until the close of the next annual general meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The Board may establish one or more committees of the board of directors, however designated, and delegate to any such committee the power of the board of directors, to the fullest extent permitted by law.
The Company is not currently subject to listing requirements of any national securities exchange that has requirements that a majority of the board of directors be “independent.” The independence of the Company’s directors has been determined under the corporate governance rules of Nasdaq. The independence rules of Nasdaq include a series of objective tests, including that an “independent” person will not be employed by the Company and will not be engaged in various types of business dealings with the Company. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined by the Board of Directors that four of the Company’s directors are independent persons under the independence rules of Nasdaq: John Held, Thomas Lardieri, Alicia Morga, and Susan Vogt. Jacques Tortoroli is not independent, given that he is the Company’s Chief Executive Officer. Mr. Atwood will not be considered independent due to his relationship with BAT.
In accordance with NI 52-110, each of John Held, Thomas Lardieri, Alicia Morga and Susan Vogt are considered to be independent. Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the board of directors, be reasonably expected to interfere with such director’s exercise of independent judgment.
The board of directors holds regularly scheduled meetings and at such meetings our independent directors meet in executive session.
The Board held a total of twenty (20) meetings and took action nine (9) times by unanimous consent during the year ended December 31, 2022. During 2022, each of the proposed director nominees attended 100% of the total number of meetings of the Board (held during the period for which he or she was a director), except Ms. Morga missed one (1) meeting in 2022. Board members are not required, but are expected to make every effort, to attend the Annual Meeting of stockholders. Other than Jonathan Atwood, Thomas Lardieri, and Alicia Morga, who were not directors at the time, all of our directors attended the 2022 annual general meeting of shareholders.
The Board has adopted a written board mandate. A copy of the board mandate is included as Exhibit I to this proxy statement and is available on our corporate website at: https://investors.charlottesweb.com. The Board has developed a written position description for the Chair of the Board and for the Chair of each of the Audit Committee, the Corporate Governance and Nominating Committee (the “CG&N Committee”), and the Compensation Committee. The Board, with the input of the Chief Executive Officer of the Company, has developed a written position description for the Chief Executive Officer.
Orientation and Continuing Education
While the Company does not currently have a formal orientation and education program for new recruits to the Board, the Company has historically provided such orientation and education on an informal basis. As new directors have joined the Board, management has provided these individuals with corporate policies, historical information about the Company, as well as information on the Company’s performance and its strategic plan with an outline of the general duties and responsibilities entailed in carrying out their duties. The Board believes that these procedures have proved to be a practical and effective approach in light of the Company’s particular circumstances, including the size of the Company, limited turnover of the directors and the experience and expertise of the members of the Board.
No formal continuing education program currently exists for the directors of the Company. The Company encourages directors to attend, enroll or participate in courses and/or seminars dealing with financial literacy, corporate governance and related matters and has agreed to pay the cost of such courses and seminars. Each director of the Company has the responsibility for ensuring that he or she maintains the skill and knowledge necessary to meet his or her obligations as a director.

Director Term Limits
The Company has not adopted term limits for the directors on its Board. The Board is concerned that imposing arbitrary and inflexible director term limits may result in the Company losing valued directors at a time when the Company most needs their skills, qualities and contributions, as well as their knowledge of the history and culture of the organization. Mandatory retirement ages pose the same risk and the Board does not want to risk the loss of key directors to retirement policies that seem unnecessarily arbitrary and inflexible when they force a high performing director off the Board. As a result, the Board does not feel that it would be appropriate to set term limits for its directors but rather relies on the experience of its members to determine when Board renewals, Board removals and Board additions are appropriate.
Policies Regarding the Representation of Women on the Board and in Executive Officer Positions
The Company does not have a written policy relating to the identification and nomination of women directors. All appointments to the Board are made on merit, in the context of the skills and experience the Board, as a whole, requires to be effective. The CG&N Committee, when considering and recommending qualified director nominees, takes the background and diversity (including gender) of all directors and nominees into consideration.
The CG&N Committee and the Board go through a rigorous process when considering a director nominee, including an evaluation of the skills and experience of the current directors, determining the gaps in skills and experience that exist and finding potential candidates to fill those gaps and round out the skills and experience of the Board as a whole. Diversity (including the representation of women on the Board and in executive officer positions) is a factor considered in determining the optimum composition of the Board. The final recommendation for nomination or appointment to the Board has been based on the best combination of skills and experience for the position, with due regard for the benefits of diversity on the Board.
The Board encourages the consideration of women who have the necessary skills, knowledge, experience and character when considering new potential candidates for executive officer positions.
The Board does not have specific targets in respect of appointing women to the Board and in respect of executive officer appointments, as a result of its commitment to a principle-based selection process, as discussed above. However, the Board does understand and appreciate the importance of gender equality and diversity and is committed to strengthening diversity when recruiting for a Board appointment or executive officer position.
As of April 28, 2023, there are currently two women on the Board (33%) and one executive officer is a woman (25%).
Contact with the Board of Directors
We welcome comments and questions from our shareholders. Shareholders can direct communications to the Company or our Board at our principal executive offices at 700 Tech Court, Louisville, CO 80027, Attention: Corporate Secretary.
Board Committees
The Board has three standing committees: (1) the Audit Committee, (2) the Corporate Governance and Nominating Committee and (3) the Compensation Committee. The charters for our committees set forth the scope of the responsibilities of that committee. The board of directors will assess the effectiveness and contribution of each committee on an annual basis. The charters for our committees were adopted by the board of directors in 2018 and were revised most recently in November 2021.
Member	Independent	Audit	Corporate Governance and Nominating	Compensation
Jonathan Atwood
John Held	✔		✔	✔
Thomas Lardieri	✔	✔	✔
Alicia Morga	✔	✔		✔
Jacques Tortoroli
Susan Vogt	✔	✔	✔	✔

Audit Committee
The Audit Committee of the Board assists the Company’s Board in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company and ensuring the adequacy and effectiveness of the Company’s risk management programs. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
Composition of the Audit Committee
As of the date of this proxy statement, the Audit Committee of the Board is comprised of three (3) members. The following are the members of the Audit Committee:
Name of Member	Independent(1)	Financially Literate(2)
Thomas Lardieri*	Yes	Yes
Alicia Morga*	Yes	Yes
Susan Vogt*	Yes	Yes
Notes:
(1)
A member of the Audit Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company in accordance with NI 52-110 and the Nasdaq rules. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

(2)
A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

*	Qualifies as an audit committee financial expert in accordance with SEC rules.
On August 8, 2022, Tim Saunders, director and then chair of the Audit Committee, notified the Company and the Board of his retirement effective as of August 10, 2022. Mr. Lardieri assumed the role of Chairperson of the Audit Committee on August 10, 2022. On December 6, 2022, Jean Birch notified the Company and the board of directors of her retirement from the board of directors, which the Company’s board of directors accepted. Ms. Morga joined the Audit Committee on December 6, 2022.
The Audit Committee held seven (7) meetings in 2022. During 2022, each of the directors who are members of the Audit Committee attended 100% of the total number of meetings held by the Audit Committee during the periods he or she served.
Relevant Education and Experience
Each member of the Audit Committee has experience relevant to his or her responsibilities as an Audit Committee member. See “Proposals 1 and 2 –Election of Directors—Biographical Information” for a description of the education and experience of each Audit Committee member.
Audit Committee Oversight
At no time since the commencement of the Company’s most recently completed financial year were any Audit Committee recommendations to nominate or compensate an external auditor not adopted by the Board of Directors.
Audit Committee Charter
The Board has adopted a written charter for the Audit Committee, which sets out the Audit Committee’s responsibilities. The Audit Committee performs a number of roles including (i) assisting directors to meet their oversight responsibilities, (ii) to provide an open avenue of communication among the external auditors, financial and senior management and the Board; (iii) ensuring the independence of the external auditors and review and appraise their performance; (iv) increasing the credibility and objectivity of financial reports; and (v) strengthening the role of the directors by facilitating in-depth discussions among directors, management, and the external auditor. The Audit Committee has been delegated responsibility for, among other matters and as more fully set out in the Audit Committee Charter: (i) the integrity of the Company’s consolidated financial statements and accounting and financial processes and the audits of its consolidated financial statements; (ii) compliance with legal, ethical and regulatory requirements; (iii) the external auditors’ independence and performance review; (iv) the work and performance of financial management and external auditors; and (v) the system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and risk management established by management and the Board. The Audit Committee has unrestricted access to all books and records of the Company and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or experts in the performance of its duties. A copy of the Audit Committee Charter is available on our corporate website at: https://investors.charlottesweb.com.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee of the Board assists the Board in fulfilling its oversight responsibilities relating to the corporate governance of the Company and the size, structure, and membership of the Board and its committees.
Composition of the Corporate Governance and Nominating Committee
As of the date of this proxy statement, the Corporate Governance and Nominating Committee is comprised of three (3) members. The following are the members of the Corporate Governance and Nominating Committee:
Name of Member	Independent(1)
John Held	Yes
Thomas Lardieri	Yes
Susan Vogt	Yes
Notes:
(1)
A member of the Corporate Governance and Nominating Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

On August 8, 2022, Tim Saunders, director and a member of the Corporate Governance and Nominating Committee, notified the Company and the Board of his retirement effective as of August 10, 2022. Mr. Lardieri joined the Corporate Governance and Nominating Committee on August 10, 2022.
The Corporate Governance and Nominating Committee held eight (8) meetings in 2022. During 2022, each of the directors who are members of the Corporate Governance and Nominating Committee attended 100% of the total number of meetings held by the Corporate Governance and Nominating Committee during the periods he or she served.
Corporate Governance and Nominating Committee Charter
The Board has adopted a written charter for the Corporate Governance and Nominating Committee, which sets out the Corporate Governance and Nominating Committee’s responsibilities. The Corporate Governance and Nominating Committee has been delegated responsibility for: (i) reviewing the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board; and (ii) assess the Board’s compliance with laws and policies relating to the independence of certain Board members. A copy of the Corporate Governance and Nominating Committee Terms of Reference is available on our corporate website at: https://investors.charlottesweb.com.
Director Identification and Evaluation Process
The Corporate Governance and Nominating Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and shareholders. Candidates for directors recommended by shareholders will be given the same consideration as those identified from other sources. Any shareholder who wishes to recommend a candidate for consideration by the Corporate Governance and Nominating Committee as a nominee for director should follow the procedures described in “Advance Notice Policy” under “Proposals 1 and 2—Election of Directors” in this proxy statement. Mr. Atwood was nominated and appointed to the Board by BT DE Investments under the terms of the Investor Rights Agreement. The Company did not receive any other proposals for director nominees for the 2023 Annual General Meeting. The Corporate Governance and Nominating Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Corporate Governance and Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.
The Corporate Governance and Nominating Committee annually assesses the Board and its committees, reviewing the skills and experience of current directors and assessing the knowledge and character of all nominees to the Board to ensure that the Board and committee members possess the required mix of qualifications, skills and experience. The Corporate Governance and Nominating Committee then discloses such information to the Board for their consideration and review in performing periodic self-evaluations.
Compensation Committee
The Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation and retention of senior management and other key employees, and in particular the Chief Executive Officer, with the skills and expertise needed to enable the Company to achieve its goals and strategies at competitive compensation and with appropriate performance incentives.
Composition of the Compensation Committee
As of the date of this proxy statement, the Compensation Committee consisted of three (3) members. The following are the members of the Compensation Committee:
Name of Member	Independent(1)
John Held	Yes
Alicia Morga	Yes
Susan Vogt	Yes
Notes
(1)
A member of the Compensation Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

The Compensation Committee held four (4) meetings in 2022. During 2022, each of the proposed director nominees who are members of the Compensation Committee attended 100% of the total number of meetings held by the Compensation Committee during the periods he or she served. On December 6, 2022, Jean Birch, a director and member of the Compensation Committee, notified the Company and the Board of her retirement. Ms. Morga joined the Compensation Committee on December 6, 2022.
Compensation Committee Charter
The Board has adopted a written charter for the Compensation Committee, which sets out the Compensation Committee’s responsibilities. The Compensation Committee has been delegated responsibility for reviewing: (i) compensation policies and guidelines for supervisory and management personnel of the Company; (ii) corporate benefits, bonuses and other incentives, including stock options and restricted stock units; (iii) corporate goals and objectives relevant to chief executive officer compensation; (iv) non-chief executive officer and director compensation, incentive compensation plans and equity-based plans; (v) the competitiveness and appropriateness of the Company’s policies relating to the compensation of executive officers; and (vi) any material changes or trends in human resources policy, procedure, compensation and benefits. A copy of the Compensation Committee Terms of Reference is available on our corporate website at: https://investors.charlottesweb.com.

Board Qualifications
The Company believes that each of the members of the Company’s Board has the experience, qualifications, attributes and skills that make him or her suitable to serve as a director of the Company in light of the Company’s highly regulated business, the Company’s complex operations, and its large number of employees.
John Held’s specific qualifications, experience, skills and expertise include:
•	Previous history on the Company’s Board of Directors.
•	Knowledge of past and current business strategies.
•	Extensive business and legal experience in various executive and board level roles.
Jacques Tortoroli’s specific qualifications, experience, skills and expertise include:
•	Extensive business experience in various executive and board level roles.
•	International business experience.
•	Significant accounting and financial expertise.
Jonathan Atwood’s specific qualifications, experience, skills, and expertise include:
•	Extensive business experience in various executive and board level roles
•	Knowledge of the industry
•	Mr. Atwood was designated for service on the Board by BT DE Investments Inc. under the terms of the Investor Rights Agreement
Susan Vogt’s specific qualifications, experience, skills and expertise include:
•	Extensive business experience in various executive and board level roles.
•	Significant accounting and financial expertise (qualifying her to serve on the Company’s Audit Committee).
Tom Lardieri’s specific qualifications, experience, skills and expertise include:
•	Extensive business experience in various executive and board level roles.
•	Significant accounting and financial expertise (qualifying him to serve on the Company’s Audit Committee).
Alicia Morga’s specific qualifications, experience, skills and expertise include:
•	Significant accounting and financial expertise (qualifying her to serve on the Company’s Audit Committee).
•	Expertise in strategic planning, business expansion, merchandising, marketing, financing and corporate governance.
See “Proposals 1 and 2 –Election of Directors—Biographical Information” for additional information regarding the education and experience of each director.
The Board believes these qualifications bring a broad set of complementary experience to the Board’s discharge of its responsibilities.
Conflicts of Interest—Board Leadership Structure and Risk Oversight
Conflicts of interest may arise as a result of the directors, officers and promoters of the Company also holding positions as directors or officers of other companies. Some of the individuals that are directors and officers of the Company have been and will continue to be engaged in the identification and evaluation of assets, businesses and companies on their own behalf and on behalf of other companies, and situations may arise where the directors and officers of the Company will be in direct competition with the Company. Conflicts, if any, will be subject to the procedures and remedies provided under the Company’s Code of Business Conduct and Ethics and applicable law.

Under the terms of the Investor Rights Agreement, the Company’s director, Mr. Jonathan Atwood, was appointed as the designee to the board of directors by BT DE Investments Inc. Accordingly, conflicts of interest may arise in respect of Mr. Atwood’s position with affiliates of BT DE Investments Inc.
Board Oversight of Enterprise Risk
One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee and instead administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.
Board Leadership
The Board has no policy regarding the need to separate or combine the offices of Chair of the board of directors and President and Chief Executive Officer and instead the board of directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chair of the board of directors and Chief Executive Officer are currently held by John Held and Jacques Tortoroli, respectively.
Code of Ethics
In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the Board adopted a Code of Business Conduct and Ethics, which we refer to as our Code of Ethics, which is applicable to all directors, officers and employees. A copy of the Code of Ethics is available on our corporate website at https://investors.charlottesweb.com. The Code of Ethics is administered by the CG&N Committee, who delegates the day-to-day responsibility for administering and interpreting the Code of Ethics to the Chief Financial Officer of the Company. The Chief Financial Officer periodically reports to the CG&N Committee in respect of administration of the Code, and any reports of variance from the Code of Ethics will be reported to the Board.

EXECUTIVE OFFICERS
The following table provides information with respect to our executive officers as of April 28, 2023:
Name	Age	Position
Jacques Tortoroli	65	Chief Executive Officer & Director
Jessica Saxton	35	Chief Financial Officer and Principle Accounting Officer
Jared Stanley	36	Chief Operating Officer
Stephen Rogers	58	Senior Vice President - General Counsel and Corporate Secretary
Biographical Information
The biography of Jacques Tortoroli can be found under “Proposals 1 and 2 — Election of Directors.” The following is biographical information for our other executive officers:
Jessica Saxton, Chief Financial Officer
Effective January 1, 2023, Jessica Saxton was appointed Chief Financial Officer and Principle Accounting Officer of the Company and in her role also oversees the Company’s Information Technology, Risk Management, Treasury, and Investor Relations fuunctions. Ms. Saxton has a successful track record in developing business strategies to drive growth, having held senior finance positions with some of America’s leading companies, including Anheuser-Busch InBev, General Motors, and Owens Corning. Ms. Saxton also brings small company experience, most recently, from February 2020 to July 2021, Ms. Saxton served as Chief Financial Officer for EverGrain Ingredients (and as Board Manager for EverGrain LLC from September 20, 2020 through July 2021), which aims to revolutionize sustainable ingredients including non-GMO natural plant compounds. Prior to such role, Ms. Saxton served as Senior Director in Financial Planning & Analysis at Anheuser-Busch InBev from February 2018 to February 2020 and from February 2016 to February 2018, as Director in Treasury, where she supported the Company’s strategy, performance management, treasury, and financial planning. Earlier in her career Ms. Saxton supported M&A and other strategic initiatives for publicly listed global companies. Additionally, Ms. Saxton has served as a director at the private company, Two Row Corp. Inc., from December 2020 to July 2021. Ms. Saxton graduated with a Bachelor of Business Administration, in Honors, from the University of Toledo with a Major in Finance and International Business.
Jared Stanley, Chief Operating Officer
Jared Stanley is a Co-Founder of Charlotte’s Web and has served multiple executive roles for the Company since its inception in 2013 and currently serves as the Chief Operating Officer (“COO”) overseeing Cultivation & Breeding, Research & Development, Manufacturing & Supply Chain, New Product Development, Science and legislative activities at the state and federal level for consumer access and industry advocacy. Mr. Stanley has more than 14 years’ experience in the cannabis and hemp industry and has built the Company’s cultivation divisions from the ground up, creating first-of-its-kind scalable and consistent hemp raw material supply systems across three States and Canada. As a Co-Founder and the Company’s COO, Mr. Stanley has been featured in global press, media and public events speaking to the Company’s mission-driven story, market-leading products, and proprietary technologies. Mr. Stanley graduated from Colorado State University with a degree in Applied Human Sciences.
Stephen Rogers, Senior Vice President, General Counsel and Corporate Secretary
On September 24, 2021, Stephen Rogers joined the Company as its Senior Vice President, General Counsel and Corporate Secretary. Since 2016, Mr. Rogers has served as a legal and business consultant at Rogers Consulting LLC, acting as an independent consultant for companies focusing on international transactions and SEC matters. From 2008 until he established Rogers Consulting, LLC, Mr. Rogers served as General Counsel for Miller Brewing Company and Miller Brewing International, Inc. where he oversaw major litigation, managed regulatory compliance, and was the primary in-house counsel on several major domestic and international transactions. From July 2008 to October 2016, Mr. Rogers served on the Miller Brewing Company and Miller Brewing International Boards of Directors. From January 2012 to October 2016, Mr. Rogers served on the SABMiller Holdings, Inc. Board of Directors. Since July 1, 2021, Mr. Rogers has served as a member of the Cardinal Stritch University Board of Trustees. Additionally, since 2020, Mr. Rogers has served on the Bubler Bikes Executive Committee. Mr. Rogers holds a bachelor’s degree in Government from Hamilton College and a Juris Doctorate from Syracuse University College of Law.

EXECUTIVE COMPENSATION
Introduction
The following discussion describes the significant elements of the compensation of the Company’s Chief Executive Officer (“CEO”) during 2022 and two most highly compensated executive officers (collectively, the “named executive officers” or “NEOs”). For the year ended December 31, 2022, the NEOs of the Company were Jacques Tortoroli (CEO), Jared Stanley (Chief Operating Officer), Stephen Rogers (General Counsel and Corporate Secretary), Wessel Booysen (former Chief Financial Officer)), and Greg Gould (former Chief Financial Officer).
The Company operates in a dynamic and rapidly evolving market. To succeed in this environment and to achieve its business and financial objectives, the Company needs to attract, retain, and motivate a highly talented team of executive officers. The Company expects its team to possess and demonstrate strong leadership and management capabilities, as well as foster the Company’s culture, which is at the foundation of its success and remains a pivotal part of the Company’s everyday operations. The Company offers executive officers cash compensation in the form of base salary and an annual bonus, and equity-based compensation which was historically awarded in the form of stock options under the Legacy Option Plan (discussed below) and, since the Company’s initial public offering, has been awarded in the form of security-based compensation awards under the Company’s amended 2018 long term incentive plan (the “LTIP”). See “Elements of Compensation – Long-Term Incentive Plan and Amended Long-Term Incentive Plan” below. The Company believes security-based compensation awards, such as stock options and restricted stock units, motivate its executive officers to achieve the Company’s business and financial objectives, and also align their interests with the long-term interests of the Company’s shareholders and other key stakeholders. The Company provides base salary to compensate employees for their day-to-day responsibilities, at levels it believes are necessary to attract and retain strong executive officer talent.
While the Company has determined its current executive officer compensation program is effective at attracting and maintaining executive officer talent, it evaluates its compensation practices on an ongoing basis to ensure that it is providing market-competitive compensation opportunities for its executive team. As part of this review process, the Company expects to be guided by the philosophy and objectives outlined above, as well as other factors which may become relevant, including the ability to attract and retain key employees and to adapt to growth and other changes in its business and industry.
Role and Composition of the Compensation Committee
The Compensation Committee of the Board assists the Board in fulfilling its responsibilities in respect of compensation matters. The responsibilities of the Compensation Committee include reviewing and making recommendations to the Board in respect of the compensation matters relating to the Company’s executive officers, employees and directors, including the NEOs. As at the year ended December 31, 2022, the Compensation Committee was composed of Mr. Held (Chair), Ms. Morga, and Ms. Vogt, each of whom was independent at such time within the meaning of applicable Canadian securities legislation and the corporate governance rules of the Nasdaq Stock Market (“Nasdaq”) and for purposes of NI 52-110. Ms. Birch, who was independent within the meaning of applicable Canadian securities legislation and Nasdaq rules during her Compensation Committee service, served on the Compensation Committee from January 1, 2022 until December 6, 2022. Each Compensation Committee member who served during 2022 has experience in the area of compensation and executive compensation, having held senior executive positions in large organizations and, through those positions, having substantial experience in matters of executive compensation.
The responsibilities of the Compensation Committee in respect of compensation matters include reviewing and recommending to the Board the compensation policies and guidelines for supervisory management and personnel, corporate benefits, bonuses and other incentives, recommending corporate goals and objectives relevant to CEO compensation, non-CEO officer and director compensation, succession plans for officers and for key employees, and material changes and trends in human resources policy, procedure, compensation, and benefits.
The Compensation Committee has unrestricted access to the Company’s personnel and documents and is provided with the resources necessary, including, as required, the engagement and compensation of outside advisors, to carry out its responsibilities.
Compensation Principles and Objectives
The Company’s compensation program supports its commitment to deliver strong performance for its shareholders and other key stakeholders. The compensation policies are designed to attract, recruit and retain quality and experienced people. In addition, the compensation program is intended to create an alignment of interests between the Company’s executive officers and other employees with the long-term interests of the Company’s shareholders to ultimately enhance share value. In this way, a significant portion of each executive’s compensation is linked to maximizing long-term shareholder value.
At the same time, the Compensation Committee also recognizes that the executive compensation program must be sufficiently flexible in order to adapt to unexpected developments in the CBD wellness products market and the impact of internal and market-related occurrences from time to time, and, as such, the Compensation Committee is given the discretion to award compensation absent attainment of specific performance goals and to increase or reduce the size of any such payouts in alignment with the overall pay-for-performance philosophy.
The compensation program supports the Company’s long-term growth strategy and is designed to accomplish the following objectives:
•	align executive compensation with corporate performance and appropriate peer group comparisons;
•	produce long-term, positive results for shareholders and other key stakeholders;
•	provide market competitive compensation and benefits to attract and retain highly qualified management; and
•	provide incentives that encourage superior corporate performance to support the Company’s overall business strategy and objectives.
The Compensation Committee has adopted a compensation program that covers the following key elements: (i) a base fixed amount of salary and benefits; (ii) a performance-based cash and/or RSU bonus; and (iii) awards granted under the LTIP.
Compensation Review Process
The CEO of the Company provides recommendations to the Compensation Committee regarding salary adjustments, performance-based or discretionary bonuses, and security-based award grants for all of the Company’s executive employees, including the NEOs. The focus of the CEO’s and Compensation Committee’s review is on the individual executive salaries, performance-based bonus opportunity, fringe benefits and security-based award grants (including consideration of previous grants), with a review of the aggregate level of salary, performance-based bonus, and security-based award grants for the balance of the staff. The Compensation Committee makes specific recommendations to the Board for the salary, bonus and security-based award grants to be provided to the CEO, as well as for the salaries, bonuses and security-based award grants to be provided to all other executive officers. With the exception of certain matters that the Board has delegated to the Compensation Committee, the Board reviews all recommendations of the Compensation Committee before final approval. Any executive or director who is also an officer is excused from the directors’ meeting during any discussion of their compensation. In making compensation decisions for 2022, the Compensation Committee did not utilize a compensation consultant in determining or recommending compensation for executive officers or directors.
Risks Relating to the Company’s Compensation Program
The Compensation Committee assesses whether the Company’s compensation program supports the Company’s principles and objectives and reviews the Company’s compensation policies on a regular basis. As part of this process, the Compensation Committee considers the implications of the risks associated with the Company’s compensation policies and practices, including the various components of the Company’s compensation program. The Compensation Committee also considers the implication of the risks associated with the Company’s compensation program, including: (i) the risk of executive officers taking inappropriate or excessive risks; (ii) the risk of inappropriate focus on achieving short-term goals at the expense of long-term return to shareholders; (iii) the risk of encouraging aggressive accounting practices; and (iv) the risk of excessive focus on financial returns and operational goals at the expense of regulatory, environmental and health and safety considerations.
While the Company recognizes that no compensation program can fully mitigate these risks, the Compensation Committee and Board believe that many of these risks are mitigated by: (i) ensuring incentives tied to share ownership and vesting are weighted to span a number of years; (ii) avoiding narrowly focused performance goals which may encourage loss of focus on providing long-term shareholder return; (iii) retaining adequate discretion over the application and implementation of the compensation program to insure that the Compensation Committee and

Board retain their business judgment in assessing actual performance; (iv) awarding a significant portion of long-term incentive compensation in the form of security-based awards which provide a direct link between corporate performance and the level of payout received; and (v) imposing restrictions on the ability of executives to participate in transactions that are designed to hedge or offset a decrease in market value of securities of the Company.
Incentive Plan Design
The ability of the Compensation Committee to consider factors such as personal contributions to corporate performance and non-financial based elements of corporate performance allows the Compensation Committee to consider whether executive officers have attempted to bolster short-term results at the expense of the long-term success of the Company in determining executive compensation. The incentive programs consist of a balance between annual focus through the bonus program and long-term focus through the LTIP. In addition, as the compensation program consists of fixed (base salary) and variable (performance-based bonuses, LTIP) elements, the incentive for short-term risk taking is balanced with the incentive to focus on generating long-term sustainable value for shareholders and other key stakeholders. There are no compensation policies and practices that are structured significantly different for any NEOs. The Compensation Committee and Board will continue to monitor compensation risk assessment practices on an ongoing basis to ensure that the Company’s compensation program is appropriately structured.
Elements of Compensation
The compensation of the Company’s executive officers includes three major components: (i) a base fixed amount of salary and benefits; (ii) a performance-based cash and/or RSU bonus; and (iii) long-term equity incentives granted from time to time under the LTIP. Perquisites and personal benefits are not a significant element of compensation of the Company’s executive officers.
The compensation paid to the NEOs for the year ended December 31, 2022 is summarized below under the heading “Summary Compensation Table for 2022.”
Base Salary
The objective of base salary compensation is to reward and retain NEOs. In setting base compensation levels, consideration is given to factors such as level of responsibility, experience, expertise and impact on the long-term success of the Company’s business. Subjective factors such as leadership, commitment, and performance are also considered. The goal of the Company is to pay base salary compensation to retain the NEOs in the range of industry peers, while maintaining the overall goal that total compensation should include variable and long-term components as well.
Cash and/or RSU Bonus
The Compensation Committee considers performance of individual executive officers in setting annual bonus amounts. Consideration is given to factors such as management, leadership and performance, among others. The Company uses the payment of annual bonuses to incentivize strong performance and achievement of the Company’s goals and business plans. For the year ended December 31, 2022, no performance-based cash bonus was paid to executive officers of the Company, except for the guaranteed cash bonus made to Greg Gould pursuant to his employment agreement (see “Executive Officers, Executive Compensation, Greg Gould”).
Long-Term Incentives
Legacy Option Plan and Founder Options
The Company’s subsidiary, Charlotte’s Web, Inc. (formerly CWB Holdings, Inc. and referred to herein as (“CWB”) previously granted to directors, officers, employees and consultants certain stock options under the CWB Holdings, Inc. 2015 Stock Option Plan (the “Legacy Option Plan”). In connection with the Company’s initial public offering and related reorganization (the “Reorganization”), the Legacy Option Plan, and all outstanding stock options thereunder, were assumed by the Company. The Company amended the Legacy Option Plan to provide for the existing stock options outstanding under the Legacy Option Plan to be exercisable in accordance with the terms of the existing Legacy Option Plan for PVS following the Reorganization with applicable adjustments to the exercise price thereof and number of options exercisable to reflect the Reorganization.

No stock options were granted under the Legacy Option Plan during the year ended December 31, 2022, and no further stock options will be granted under the Legacy Option Plan. The Legacy Option Plan will be terminated when all stock options thereunder have been exercised or have expired.
Prior to giving effect to the Reorganization, 892,192 options to acquire common shares of CWB were issued and outstanding under the Legacy Option Plan (following the Reorganization, these options were equivalent to options to purchase 20,074.47 PVS, or the equivalent of 8,029,788 Common Shares upon conversion). Options under the Legacy Option Plan had been granted to directors, officers, employees, and consultants of CWB. In addition, CWB issued 576,429 founder options to acquire 576,429 common shares of CWB (following the Reorganization, these options were equivalent to options to purchase 12,969.76 PVS, or the equivalent of 5,187,904 Common Shares upon conversion).
As of April 21, 2023, no founder options remain outstanding, and stock options to purchase the equivalent of 985,012 Common Shares remain outstanding under the Legacy Option Plan.
Long-Term Incentive Plan and Amended Long-Term Incentive Plan
On April 28, 2021, the Board approved certain amendments to the Charlotte’s Web Holdings, Inc. 2018 Long-Term Incentive Plan dated April 28, 2021, that become effective upon receipt of shareholder approval at the Company’s Annual General and Special Meeting held on June 9, 2021.
The following discussion is qualified in its entirety by the text of the LTIP filed as Exhibit 10.15 to the Annual Report on Form 10-K.
Pursuant to the LTIP, the Company may issue equity-based compensation in the form of stock options, stock appreciation rights, unrestricted shares or restricted shares, deferred share units, restricted stock awards, restricted stock units, performance shares, performance units, and other share-based awards to eligible participants. The purpose of the LTIP is to enable the Company and certain of its affiliates to obtain and retain the services of these individuals, which is essential to the Company’s long-term success.
The granting of awards under the LTIP (“Grants”) is intended to promote the long-term financial interests and growth of the Company and its subsidiaries by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business. Moreover, the LTIP aims to align the interests of eligible participants with those of the shareholders through opportunities of increased equity-based ownership in the Company.
The maximization of shareholder value is encouraged by the granting of incentives under the LTIP. The objective of the LTIP is to reward and retain NEOs. The program is designed to reward NEOs for maximizing shareholder value in a regulatory compliant and ethical manner. Increasing the value of Common Shares increases the value of the Grants. This incentive closely links the interests of the officers and directors to shareholders of the Company and encourages a long-term commitment to the Company.
Eligible participants under the LTIP include directors, officers (including the NEOs), employees and consultants of the Company and its subsidiaries. The LTIP is administered by the Compensation Committee of the Board, or such other committee duly appointed by the Board.
The terms and conditions attaching to the Grants will be determined by the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee, in its sole discretion, and are set forth in grant agreements. The Board has the power and discretionary authority to determine the terms and conditions of the Grants, including, without limitation, (i) the purchase price of any Shares, (ii) the method of payment for Shares purchased pursuant to any award, (iii) the method for satisfying any tax withholding obligation arising in connection with any award, including by the withholding or delivery of Shares, (iv) the timing, terms and conditions of the exercisability, vesting or payout of any award or any Shares acquired pursuant thereto, (v) the performance criteria applicable to any award and the extent to which such performance criteria have been attained, (vi) the time of the expiration of any award, (vii) the effect of the participant’s termination of service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any award or Shares acquired pursuant thereto as the Board shall consider to be appropriate and not inconsistent with the terms of the Plan. Generally, the term of each Grant is ten years, unless the Board or the Compensation Committee determines otherwise.

The Company currently has options and restricted stock units outstanding under the LTIP.
•
Options: The exercise price of any options is determined by the Board, subject to Toronto Stock Exchange (“TSX”) approval (if required), at the time such options are granted. In no event shall such exercise price be lower than the greater of the closing market prices of the underlying securities on: (a) the trading day prior to the date of grant of the options, and (b) the date of grant of the options. Subject to any vesting restrictions imposed by the TSX, the Board may, in its sole discretion, determine the time during which options shall vest and the method of vesting, or that no vesting restriction shall exist. The terms of an option may not be amended once issued. If an option is cancelled prior to its expiry date, the Company must post notice of the cancellation and shall not grant new options to the same person until 30 days have elapsed from the date of cancellation. Generally, options granted under the LTIP vest evenly over three years on an annual basis from the grant date.

•
Restricted Stock Units: Each restricted stock unit granted under the LTIP entitles the participant to receive, subject to the provisions of the LTIP and the award agreement, Common Shares, subject to certain transferability and other restrictions. The specific terms of any restricted stock unit grants will be subject to determination by the Compensation Committee, including the consideration payable, if any, vesting terms and any performance criteria to be satisfied. Generally, restricted stock units granted under the LTIP vest evenly over three years on an annual basis from the grant date.

The LTIP provides that the total number of Common Shares reserved and available for issuance pursuant to awards granted under the LTIP (“Awards”) shall not exceed the number of Common Shares equal to ten percent (10%) of the total issued and outstanding Common Shares from time to time less any Common Shares that are issuable pursuant to the Legacy Option Plan (the “Share Pool”). Without duplication, for the purposes of compliance with certain United States securities laws, the Share Pool shall, unless otherwise determined by the Board or the Administrator (as defined in the LTIP), be considered to be increased annually on the first day of each fiscal year of the Company, commencing with the 2022 fiscal year, by a number equal to 10% of the increase during the preceding fiscal year in the number of Common Shares outstanding, as measured from the first to the last date of such fiscal year. For the avoidance of doubt, any Common Shares which become outstanding during the applicable preceding fiscal year, including any Common Shares that are issued pursuant to Awards granted under the Plan, shall be included in calculating any such increase to the Share Pool. As of January 1, 2023 and April 28, 2023, the Share Pool is 15,184,790.
The aggregate number of Common Shares that may be issued pursuant to the exercise of awards granted under the LTIP, and all other security based compensation arrangements of the Company (as such term is defined in the policies of the TSX) is subject to the following additional limitations: (i) no more than 10% of the issued and outstanding Common Shares (on a non-diluted basis) may be reserved at any time for insiders (as defined in the Securities Act (Ontario), “Insiders”)), together with all other security based compensation arrangements of the Company; and (ii) the number of securities of the company issued to Insiders within any one-year period, under all security based compensation arrangements, cannot exceed 10% of the issued and outstanding Common Shares. No one participant shall be granted awards under the LTIP which exceed, in the aggregate, the maximum number permitted by the TSX.
The following additional per-person limitations apply to LTIP Grants: (i) the aggregate number of Common Shares that may be reserved for issuance pursuant to the exercise of Awards granted to non-employee directors pursuant to the LTIP shall not exceed 1.0% of the issued and outstanding Common Shares (on a non-diluted basis) from time to time; (ii) the equity value of stock options granted to a non-employee director, within a one year period, pursuant to the LTIP shall not exceed C$100,000; and (iii) the aggregate equity value of all Awards, that are eligible to be settled in Common Shares granted to a non-employee director, within a one year period, pursuant to all security-based compensation arrangements of the Company (including, for greater certainty, the LTIP) shall not exceed C$150,000.
Unless otherwise determined by the Board, no awards granted under the LTIP shall be transferable by a participant other than by will or the laws of descent and distribution. Subject to applicable laws, the Board may permit an award, other than an option or tandem stock appreciation right granted with respect to an option, to a participant’s family member as a gift or pursuant to a domestic relations order in settlement of marital property rights.
The Board or the Compensation Committee may, without shareholder approval, amend, alter or discontinue the LTIP, but no amendment, alteration or discontinuation may be made which would materially impair the rights of a participant with respect to a previously granted award without such participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Shares are listed or admitted for trading or to prevent adverse tax or accounting consequences to the Company or the participant. No amendment of the LTIP may be made without the approval of the Company’s shareholders to the extent such amendment would (i) increase in the maximum number of Common Shares that may be made the subject of Awards under the LTIP; (ii) increase the limits on Awards that may be granted to any participant; (iii) permit Awards granted under the LTIP to be transferable or assignable other than by will, the laws of descent and distribution or in settlement of marital property rights; (iv) add to the categories of persons eligible to participate in the LTIP; (v) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (vi) extend the term of an outstanding stock option or stock appreciation right beyond the expiry date thereof; (vii) modify the prohibition on the issuance of reload or replenishment options; or (viii) revise the amending provisions of the LTIP.
In the event of the termination of a participant’s employment or consultancy with, or performance of services for, the Company or its subsidiaries, unless a participant’s award agreement states otherwise, to the extent stock options, stock appreciate rights, restricted stock, and restricted stock units are not vested and exercisable, such awards will be forfeited upon such termination of service. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its subsidiaries shall not be considered terminations of service. In the event that any transaction resulting in a change in control occurs, outstanding awards will terminate upon the effective time of such change in control unless provision is made in connection with the transaction for the continuation or assumption of such awards by, or for the issuance therefor of substitute awards of, the surviving or successor entity or a parent thereof. Subject to the provisions of the LTIP, certain awards that terminate at the effective time of the change of control shall become fully vested and exercisable immediately before such effective time.
As of April 21, 2023, the Company has options outstanding under the LTIP to acquire an aggregate of 5,875,795 Common Shares (representing 3.85% of the issued and outstanding Common Shares) and restricted stock units outstanding for an aggregate of 3,050,547 Common Shares (representing 2.00% of the issued and outstanding Common Shares).
Together, as of April 21, 2023, there are the equivalent of 12,633,767 Common Shares reserved for issuance pursuant to the options outstanding under the Legacy Option Plan and the options and restricted stock units outstanding under the LTIP, representing 8.29% of the issued and outstanding Common Shares. As of April 21, 2023, the number of Common Shares remaining available for issuance pursuant to new Grants under the LTIP is 4,958,436 Common Shares (representing 3.25% of the issued and outstanding Common Shares).
Burn Rate
The Company’s annual burn rate, as described in Section 613(d) of the TSX Company Manual, for the LTIP and Legacy Option Plan is as follows:
Security-Based Compensation Arrangement	Fiscal 2020(1) (%)	Fiscal 2021(2) (%)	Fiscal 2022(3) (%)
LTIP	1.14	2.45	5.02
Legacy Option Plan	0.00	0.00	0.00
Notes:
(1)
Calculated using the basic weighted average number of Common Shares outstanding during the year ended December 31, 2020. Using the fully diluted weighted average number of Common Shares outstanding during the year ended December 31, 2020, the burn rate for the LTIP is 1.14% and for the Legacy Option Plan is 0.0%.

(2)
Calculated using the basic weighted average number of Common Shares outstanding during the year ended December 31, 2021. Using the fully diluted weighted average number of Common Shares outstanding during the year ended December 31, 2021, the burn rate for the LTIP is 2.45% and for the Legacy Option Plan is 0.0%.

(3)
Calculated using the basic weighted average number of Common Shares outstanding during the year ended December 31, 2022. Using the fully diluted weighted average number of Common Shares outstanding during the year ended December 31, 2022, the burn rate for the LTIP is 5.02% and for the Legacy Option Plan is 0.0%.

Clawback Policy
The Company has implemented a formal recoupment or “clawback” policy on the incentive compensation of its Chief Executive Officer and Chief Financial Officer, including, without limitation, options and restricted stock units that may be awarded to the Chief Executive Officer or Chief Financial Officer when (i) the executive engages in willful misconduct or fraud which causes or significantly contributes to a restatement of the Company’s financial statements due to material noncompliance by the Company with any applicable financial reporting requirement under securities laws, (ii) the executive receives incentive compensation calculated on the achievement of those financial results, and (iii) the incentive compensation received would have been lower had the financial statements been properly reported. The policy provides that when a clawback is triggered, upon the recommendation of the Compensation Committee, the Board may, in its sole discretion and to the extent that it determines it is in the Company’s best interests to do so, require the Chief Executive Officer and/or the Chief Financial Officer to repay the amount of incentive compensation relating to the year(s) subject to the restatement or received upon exercise or payment of incentive compensation in or following the year(s) subject to the restatement that is in excess of the incentive compensation the executive would have received if the incentive compensation had been computed in accordance with the results as restated, calculated on an after-tax basis.
Insider Trading and Reporting Policy
All of the Company’s executives, other employees, and directors are subject to the Company’s Insider Trading and Reporting Policy, which prohibits trading in the Company’s securities while in possession of material undisclosed information about the Company. Under this policy, such individuals are also prohibited from entering into hedging transactions involving securities of the Company, such as short sales, puts and calls. Furthermore, the Company permits executives, including NEOs, to trade in the Company’s securities only during prescribed trading windows. Notwithstanding these prohibitions, the Company’s directors, officers and employees are able to sell a security which such person does not own if such person owns another security convertible into the security sold or an option or right to acquire the security sold and, within 10 days after the sale, such person: (i) exercises the conversion privilege, option, or right and delivers the security so associated to the purchaser; or (ii) transfers the convertible security, option or right, if transferable, to the purchaser.
Common Share Ownership Requirements
The directors and certain designated officers of the Company are subject to mandatory Common Share ownership requirements established by the Board. Each director is required to own Common Shares of the Company having a value of at least three times the amount of their annual retainer. Each designated officer is required to own Common Shares of the Company as follows: the Chief Executive Officer is required to hold three times the amount of his annual base salary; the Chief Financial Officer is required to hold two times the amount of her annual base salary; and all other designated officers are required to hold one times the amount of their annual base salaries. New directors and designated officers have five years from the date of election or appointment to the Board or appointment as an executive officer to acquire the aforementioned levels of ownership. The Common Share ownership requirements were established on May 24, 2021, and as such, all directors and designated officers serving at that time who are subject to the policy have until May 25, 2026 to satisfy the Common Share ownership requirements.

Summary Compensation Table for 2022
The following table sets forth all compensation paid to or earned by the named executive officers of the Company in the last fiscal year.
Name and Principal Position	Year	Salary ($)	Bonus ($)(4)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jacques Tortoroli Chief Executive Officer	2022	$399,712	$—	$738,600	$324,090	$—	$67,355	$1,529,757
	2021	$19,616	$—	$330,001	$256,875	$—	$92,078	$678,954

Jared Stanley(5) Chief Operating Officer	2022	$325,000	$—	$117,749	$186,975	$—	$17,634	$647,358

Stephen Rogers(5) SVP, General Counsel and Corporate Secretary	2022	$300,000	$—	$88,499	$124,650	$—	$42,526	$555,675

Wessel Booysen Former Chief Financial and Operating Officer	2022	$187,250	$—	$190,399	$299,160	$—	$258,643	$935,452
	2021	$277,788	$—	$549,498	$267,500	$—	$11,103	$1,105,889

Gregory Gould(5) Former Chief Financial Officer	2022	$162,500	$100,000	$—	$378,000	$100,000	$7,357	$747,857
(1)
The amounts reported in the Stock Awards and Option Awards columns reflect aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect the Company’s calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts for 2022 are as follows: expected volatility – 83.0%-86.0%; expected term – 5.5-7.5 years; risk-free interest rate – 1.8%-3.3%; value of underlying shares - $0.44-$1.56; dividend yield – 0%. Assumptions used in the calculation of these amounts for 2021 are included in Note 14 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021, which were included in the Annual Report on Form 10-K.

(2)
The amounts shown in the Non-Equity Incentive Plan Compensation column represent payouts under the Company’s cash bonus program for 2022. In the case of Mr. Gould, consists of $100,000 in guaranteed short-term incentive for fiscal year ending December 31, 2022.

(3)
For 2022, in the case of Mr. Tortoroli, consists of $60,620 in lease payments for housing and vehicle, $250 in employer contributions to his health savings account and $6,485 in employer paid insurance premiums; in the case of Mr. Stanley, consists of $9,150 in employer matching contributions under the Company’s 401(k) plan and $8,484 in employer paid insurance premiums; in the case of Mr. Rogers, consists of $9,000 in employer matching contributions under the Company’s 401(k) plan, $8,526 in employer paid insurance premiums and $25,000 in relocation expenses; in the case of Mr. Booysen, consists of $5,556 in employer matching contributions under the Company’s 401(k) plan, $2,837 in employer paid insurance premiums, $250 in employer contributions to his health savings account and $250,000 in severance; and in the case of Mr. Gould, consists of $3,750 in employer matching contributions under the Company’s 401(k) plan and $3,607 in employer paid insurance premiums. For 2021, in the case of Mr. Tortoroli, consists of director fees; and in the case of Mr. Booysen, consists of $3,704 in employer matching contributions under the Company’s 401(k) plan, $7,149 in employer paid insurance premiums and $250 in employer contributions to his health savings account.

(4)	For 2022, in the case of Mr. Gould, consists of $100,000 in signing bonus.
(5)	Messrs. Stanley, Rogers and Gould were not named executive officers prior to the fiscal year ended December 31, 2022.
Employment Agreements
Jacques Tortoroli
Effective December 16, 2021, Mr. Tortoroli entered into an at-will employment agreement with the Company (“Mr. Tortoroli’s Employment Agreement”), whereby the Company employed Mr. Tortoroli to serve as the Company’s Chief Executive Officer on an at-will basis. Pursuant to Mr. Tortoroli’s Employment Agreement, the Company agreed to pay Mr. Tortoroli an annual base salary of $425,000 with an annual discretionary bonus to be determined by the Compensation Committee, at its discretion based on Company results and individual performance against specific metrics to be developed by Mr. Tortoroli and the Company. Mr. Tortoroli’s Employment Agreement also provided for a one-time equity grant of 250,000 restricted share awards and 375,000 stock options; 25% of the restricted share awards and stock options vest on each three-month anniversary of the grant date such that all such restricted share awards and stock options will be fully vested on the one-year anniversary of the grant date. The Company also agreed to provide Mr. Tortoroli certain perquisites, including reasonable reimbursement for a Denver or Boulder-based apartment, a leased car, and flights between Denver and New York for Mr. Tortoroli and his family members, up to a reasonable aggregate amount per year, subject to proper supporting documentation.
Effective August 2, 2022 (the “Effective Date”), the Company entered into an amendment (the “Amendment”) to the offer of employment, dated December 16, 2021 (the “Offer Letter”), with Mr. Tortoroli, President and Chief Executive Officer of the Company. Pursuant to the Amendment, Mr. Tortoroli’s annual base salary under the Offer Letter was: (a) reduced commencing on the Effective Date and ending on December 31, 2023, to Three Hundred Fifty Thousand Dollars ($350,0000) per year; and (b) commencing on January 1, 2024, to Four Hundred Twenty-Five Thousand Dollars ($425,0000) per year, in each case, less applicable withholdings and deductions and payable in accordance with the Company’s standard payroll practices and procedures. To further align Mr. Tortoroli’s compensation with that of the shareholders of the Company, Mr. Tortoroli also received under the Company’s 2018 Long-Term Incentive Plan and a restricted stock award agreement, a one-time equity grant consisting of Eight Hundred Fifty Thousand (850,000) restricted stock units that vested 50% on December 31, 2022 and the balance on December 31, 2023.
Mr. Tortoroli’s employment is ongoing.
The foregoing description of Mr. Tortoroli’s Employment Agreement is qualified in its entirety by reference to the agreement and the Amendment, which were included as Exhibits 10.26 and 10.27, respectively, to the Annual Report on Form 10-K for the year ended December 31, 2022.
Wessel Booysen
On June 14, 2021, Mr. Booysen entered into an employment agreement with the Company (“Mr. Booysen’s Employment Agreement”), whereby the Company employed Mr. Booysen to serve as the Company’s Executive Vice President and Chief Financial Officer on an at-will basis.
Pursuant to Mr. Booysen’s Employment Agreement, the Company agreed to pay Mr. Booysen (i) an annual base salary of $535,000, (ii) an equity grant valued at $535,000, consisting of 50% restricted share awards and 50% stock options, each of which vest over a period of three years with 1/3 of grant vesting on each anniversary date, (iii) a potential annual cash bonus based on Company results and individual performance with a target bonus opportunity of 75% of the base salary and a maximum payout opportunity of 150% of the base salary for the year, and (iv) a potential annual equity incentive opportunity with a target equity award of 100% of the base salary for the year 2022, with the expectation that the equity award would consist of 50% stock options and 50% restricted share awards, each of which would vest on a four-year vesting schedule with 25% of each award vesting on each anniversary date.
Effective April 25, 2022 Mr. Booysen’s employment with the Company ceased. There was no accelerated vesting of any of Mr. Booysen’s outstanding stock options or restricted share awards.
The foregoing description of Ms. Booysen’s Employment Agreement is qualified in its entirety by reference to the agreement, which was included as Exhibit 10.24 to the Annual Report on Form 10-K for the year ended December 31, 2021.
Jessica Saxton
Pursuant to the terms of her December 19, 2022, offer letter, Ms. Saxton’s base salary will be $300,000 per annum and will be subject to applicable withholding taxes. Ms. Saxton relocated to Colorado by March 31, 2023 and will receive relocation assistance of up to $45,000. Prior to her relocation, Ms. Saxton was eligible for reimbursement for travel expenses in accordance with the Company’s guidelines. Ms. Saxton has also received a car allowance of $1120.00 per month through January 31, 2025, and housing assistance of $1,500.00 through March 31, 2024. Ms. Saxton received a signing bonus in the form of a one-time equity award of $400,000 to be awarded 25% in restricted stock units and 75% in non-qualified stock options. The awards will vest over 2 years, with 50% of the value of the award vesting on the first anniversary of the grant date and the remaining 50% of the award vesting on a quarterly basis over the second year. Ms. Saxton’s target bonus opportunity under the Company’s short term incentive plan has been set at 75% of her actual, regular earnings, subject to the Company’s discretion and the Company’s achievement of certain business targets/initiatives and individual performance. Ms. Saxton is also eligible to participate in the Company’s long-term incentive program. For the 2023 and 2024 plan years, Ms. Saxton is guaranteed a $400,000 stock award to be awarded 75% in non-qualified stock options and 25% in restricted stock units. The awards will vest over 3 years, with 33% of the value of the award vesting on each anniversary of the grant date. The Compensation Committee has the right to adjust or amend eligibility and the long-term incentive plan at their sole discretion. Ms. Saxton also is entitled to participate in the Company’s benefit programs applicable generally to employees and executive officers.
The foregoing description of Ms. Saxton’s Employment Agreement is qualified in its entirety by reference to the agreement and the Amendment, which were included as Exhibits on the 8-Ks filed on December 21, 2022 and April 3, 2023, respectively.
Jared Stanley
On June 2, 2022, the Company and Jared Stanley, Chief Operating Officer of the Company, entered into an offer letter memorializing the terms of Mr. Stanley’s service as Chief Operating Officer. Pursuant to the terms of Mr. Stanley’s offer letter, Mr. Stanley’s salary remains unchanged at $325,000 per annum and will be subject to applicable withholding taxes. Mr. Stanley’s target bonus opportunity under the Company’s short term incentive plan has been set at 75% of his actual, regular earnings during the 2022 plan year, subject to the Company’s discretion and the Company’s achievement of certain business targets/initiatives and individual performance. Mr. Stanley remains eligible to participate in the Company’s long-term incentive program and to receive equity award grants in a manner consistent with the Company’s practices for senior management. Mr. Stanley also remains entitled to continue to participate in the Company’s benefit programs applicable generally to employees and executive officers.
Pursuant to the terms of Mr. Stanley’s offer letter, Mr. Stanley is entitled to be paid severance in an amount equal to nine (9) months of his base salary if his employment with the Company is involuntarily terminated for reasons other than Cause or his breach of the terms and conditions of his offer letter (including, but not limited to, a breach of any of the representations contained therein), subject to his execution, and non-revocation, of a release of claims in a form provided by the Company.
The foregoing description of Mr. Stanley’s offer letter is qualified in its entirety by reference to the agreement, which was included as Exhibit 10.28 to the Annual Report on Form 10-K for the year ended December 31, 2022.
Greg Gould
On June 19, 2022, Mr. Gould entered into an employment agreement with the Company, whereby the Company employed Mr. Gould to serve as the Company’s Executive Vice President – Chief Financial Officer and Chief Administration Officer on an at-will basis. Pursuant to Mr. Gould’s employment agreement, the Company agreed to pay Mr. Gould an annual base salary at a rate of $325,000 through December 31, 2022, which was to increase to $400,000 on January 1, 2023, and $500,000 on July 1, 2023. Mr. Gould’s salary was payable in accordance with the Company’s standard payroll schedule and subject to applicable payroll and withholding deductions, as required by applicable law or as authorized by Mr. Gould. Mr. Gould’s base salary was not subject to reduction during his employment without his prior written consent. Mr. Gould’s employment agreement provided that Mr. Gould received a one-time signing bonus of $100,000, less applicable taxes and withholdings. Mr. Gould also received a non-qualified stock option grant to purchase 1,200,000 shares of the Company’s common stock with an exercise price of $0.44, determined based upon the closing price of the Company’s common stock on Friday, June 17, 2022, which vested over a period of two years with 50% of the grant vesting on June 18, 2023 and the remaining 50% vesting on June 18, 2024, and expire 10 years after the grant date. Pursuant to his employment agreement, the Company agreed to pay Mr. Gould: (a) a potential annual cash bonus based on Company results and individual performance with a target bonus opportunity of 75% of the base salary and a maximum payout opportunity of 150% of the base salary for the year, and (b) a potential annual equity incentive opportunity with a target equity award of 100% of the base salary, with the expectation that the equity award would consist of 50% stock options and 50% restricted share awards, each of which would vest on a three-year vesting schedule with 1/3 of each award vesting on the Company’s annual vesting schedule. For the year ended December 31, 2022, Mr. Gould was guaranteed a minimum bonus payment of $100,000.00 that was paid prior to January 31, 2023.
Mr. Gould’s employment agreement provided that if the Company terminates Mr. Gould’s employment with the Company without Cause or does not renew his employment agreement upon expiration, or Mr. Gould terminates his employment for good reason, then Mr. Gould would receive severance equal to his base salary for 12 months, plus prorated bonus based on the year of termination conditioned on signing a separation and general release, containing non-disparagement and confidentiality provisions. Mr. Gould would also be entitled to receive all vested equity at the termination of his employment and all equity scheduled to vest within one year of his termination date. The agreement further provided that if Mr. Gould’s employment with the Company is terminated without cause within 3 months prior to or 24 months following a change of control, then Mr. Gould would be entitled to receive a lump sum payment of 2 times the sum of his annual base salary and 100% target bonus for the year termination occurs, conditioned upon execution and non-revocation of release agreement. Mr. Gould would also be entitled to immediate vesting of all outstanding awards made until the time of termination, which shall be paid within 90 days following the date of termination.
The foregoing description of Mr. Gould’s Employment Agreement is qualified in its entirety by reference to the agreement, which was included as an Exhibit to the 8-K filed on June 21, 2022.
Effective December 30, 2022, Mr. Gould’s employment with the Company ceased.
Outstanding Equity Awards Table for 2022 Fiscal Year-End
The following table sets forth outstanding equity awards for the named executive officers of the Company at fiscal 2022 year end.
	Option Awards					Stock Awards(1)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (US$)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Jacques Tortoroli	9,645 Common Shares	—		$9.54(3)	12/31/2026	97,500(5)	52,650
	375,000 Common Shares	—		$1.02(4)	12/16/2031
		292,500 Common Shares		$1.56(7)	2/11/2032	425,000(6)	229,500

Greg Gould	—	600,000 Common Shares		$0.44(8)	6/17/2032	—	—

Jared Stanley	26,304 Common Shares	26,304 Common Shares		$4.78(9)	3/26/2030	6,375(12)	3,443
	9,216 Common Shares	26,170 Common Shares		$4.70(10)	3/26/2031	19,448(13)	10,502
		168,750 Common Shares		$1.56(11)	2/11/2032	56,250(14)	30,375

Stephen Rogers		112,500 Common Shares		$1.56(15)	2/11/2032	33,113(16)	17,881
						37,500(17)	20,250
(1)	The Company’s only share-based awards are awards (other than options) that have been granted under the LTIP.
(2)
The value of the unvested share-based awards was calculated based on the closing price of the Company’s Common Shares on the TSX on December 30, 2022, which was C$0.73 (US$0.54). The Bank of Canada exchange rate as of December 30, 2022 was US$1.00 to C$1.3544.

(3)	The option was granted on June 14, 2021 with an exercise price in Canadian dollars, C$5.28. The option vests in three annual increments beginning June 14, 2022.

(4)	The option was granted on December 16, 2021 with an exercise price in Canadian dollars, C$1.30. The option vests equally in four quarterly increments beginning March 16, 2022.
(5)	Includes 97,500 shares remaining subject to an initial grant of 97,500 RSUs granted on February 11, 2022. These shares vest equally in three annual increments beginning on February 11, 2023.
(6)
Includes 425,000 remaining subject to an initial grant of 850,000 RSUs granted on August 2, 2022. These shares vest equally in two annual installments beginning on December 31, 2022. These shares vest in full on December 31, 2023.

(7)	The option was granted on February 11, 2022 with an exercise price in Canadian dollars, C$1.98. The option vests in three annual increments beginning February 11, 2023.
(8)
The option was granted on June 17, 2022 with an exercise price in Canadian dollars, C$0.59. The first tranche of the option vests on June 18, 2023. The remaining 600,000 shares are cancelled as of December 30, 2022.

(9)	The option was granted on March 26, 2020 with an exercise price in Canadian dollars, C$6.76. The option vests equally in four annual increments beginning on March 26, 2021.
(10)	The option was granted on March 26, 2021 with an exercise price in Canadian dollars, C$5.91. The option vests equally in four annual increments beginning on March 26, 2022.
(11)	The option was granted on February 11, 2022 with an exercise price in Canadian dollars, C$1.98. The option vests equally in three annual increments beginning February 11, 2023.
(12)	Includes 6,375 remaining subject to an initial grant of 12,751 RSUs granted on March 26, 2020. These shares vest equally in four annual increments beginning March 26, 2021.
(13)	Includes 19,448 remaining subject to an initial grant of 25,931 RSUs granted on March 26, 2021. These shares vest equally in four annual increments beginning March 26, 2022.
(14)	Includes 56,250 remaining subject to an initial grant of 56,250 RSUs granted February 11, 2022. These shares vest equally in three annual increments beginning February 11, 2023.
(15)	The option was granted on February 11, 2022 with an exercise price in Canadian dollars, C$1.98. The option vests in three annual increments beginning February 11, 2023.
(16)	Includes 33,113 remaining subject to an initial grant of 49,669 RSUs granted on November 19, 2021. These shares vest equally in three annual increments beginning on November 19, 2022.
(17)	Includes 37,500 remaining subject to an initial grant of 37,500 RSUs granted on February 11, 2022. These shares vest equally in three annual increments beginning on February 11, 2023.
Pension Plan Benefits
Defined Contribution Plan – Retirement Savings Plan
The Company does not have a defined benefit plan or deferred compensation plan; however, the Company does have a defined contribution plan (the “401(k) plan” or “401(k)”) under the provisions of the Employment Retirement Income Security Act of 1974, which is administered through T. Rowe Price, as plan administrator. Pursuant to the 401(k) plan, the Company has generally provided a $1 for $1 Company match for the first 3% of 401(k) plan contributions to all eligible and participating employees up to certain maximum thresholds. Participating employees must make their own contributions in order to receive matching funds from the Company. All employees that are at least 21 years of age and have completed three months of service with the Company are eligible to make salary deferral contributions to the 401(k) plan. Participating employees of the Company who are at least 21 years of age are eligible for the Company match. At the outset of the COVID-19 pandemic, the Company suspended matching contributions under the 401(k) plan. However, as of July 1, 2021, the Company reinstated its 401(k) matching program. The Company does not discriminate between executives and non-executives under the 401(k) plan. Employees can make additional voluntary salary deferral contributions, for total combined contributions up to the legislated government maximums.
Termination and Change of Control Benefits
The Company (and/or its subsidiary) has entered into executive employment agreements with Mr. Tortoroli, Mr. Booysen, Mr. Stanley and Mr. Gould (the “Employment Agreements”). Each Employment Agreement provides for the NEO’s annual base salary, vacation entitlement, and benefits.

The Employment Agreements have effective dates, entitlements on a termination without just cause and change of control as follows:
Name	Effective date of Employment Agreement	Termination Without Cause	Termination After Change of Control(3)
Jacques Tortoroli	December 16, 2021	None.	None under employment agreement. See also treatment of stock options and RSUs described below and description of Severance Plan.
Wessel Booysen(1)	June 14, 2021
Base salary for 12 months, plus prorated bonus based on the year of termination conditioned on signing a separation and general release, containing non-disparagement and confidentiality provisions. Entitlement to all vested equity at termination.

Two years base salary and 100% target bonus for the year termination occurs, conditioned upon execution and non-revocation of release agreement. Immediate vesting of all outstanding awards made up until the time of termination.

Stephen Rogers	None.	None.	See treatment of stock options and RSUs described below and description of Severance Plan.
Jared Stanley	June 2, 2022	Base salary for 9 months.	None under employment agreement. See also treatment of stock options and RSUs described below and description of Severance Plan.
Greg Gould(2)	June 19, 2022
Base salary for 12 months, plus prorated bonus based on the year of termination conditioned on signing a separation and general release, containing non-disparagement and confidentiality provisions. Mr. Gould would also be entitled to receive all vested equity at the termination of his employment.

A lump sum payment of 2 times the sum of his annual base salary and 100% target bonus for the year termination occurs, conditioned upon execution and non-revocation of release agreement. Mr. Gould would also be entitled to immediate vesting of all outstanding awards made until the time of termination, which shall be paid within 90 days following the date of termination.

(1)	On April 25, 2022, Mr. Booysen ceased serving as an executive officer of the Company and the terms of his employment agreement are no longer in effect.
(2)	On December 30, 2022, Mr. Gould ceased serving as an executive officer of the Company and the terms of his employment agreement are no longer in effect
(3)
Options and awards granted under the Legacy Option Plan and LTIP contain provisions allowing for the exercise, in certain circumstances, of options following termination (other than by reason of death, disability, retirement or for cause). Under the LTIP, in the event that any transaction resulting in a change in control occurs, outstanding awards will terminate upon the effective time of such change in control unless provision is made in connection with the transaction for the continuation or assumption of such awards by, or for the issuance therefor of substitute awards of, the surviving or successor entity or a parent thereof. Subject to the provisions of the LTIP, certain awards that terminate at the effective time of the change of control shall become fully vested and exercisable immediately before such effective time.

The Board adopted an executive change in control severance plan effective December 6, 2021 (the “Severance Plan”). The Severance Plan provides severance and change-in-control protections to certain key employees of the Company. The Severance Plan is for the benefit of employees of the Company in a senior management position (which includes senior directors or members of the Company’s executive leadership team), designated as participants by the Compensation Committee from time to time. Subject to the terms and conditions of the Severance Plan, the

Severance Plan provides that, in the event of involuntary termination of a participant’s employment during the twelve month period following the effective date of a change in control, such participant shall be entitled to a severance payment equal to six (6), nine (9) or twelve (12) months (the “Severance Period”) of base salary for (i) senior directors, (ii) executive leadership team members, and (iii) Chief Executive Officer and Chief Financial Officer, respectively. In addition and subject to certain conditions as set out in the Severance Plan, the Company shall, at the Company’s expense, provide medical coverage through the Company’s group medical plans throughout the Severance Period, unless the individual earlier becomes eligible to receive healthcare coverage from a subsequent employer.
Liability Insurance of Directors and Officers
The Company has directors’ and officers’ liability insurance coverage for losses to the Company if the Company is required to reimburse directors and officers, where permitted, and for direct indemnity of directors and officers where corporate reimbursement is not permitted by law. This insurance protects the Company against liability (including costs), subject to standard policy exclusions, which may be incurred by directors and/or officers acting in such capacity for the Company. All directors and officers are covered by the policy and the amount of insurance applies collectively to all. The annual cost for this insurance in 2022 was $1,577,500.
In addition, indemnity agreements have been entered into with each director and certain executive officers pursuant to which the Company has agreed to indemnify such directors and officers from liability arising in connection with the performance of their duties. Such indemnity agreements conform to the provisions of the BCBCA.
Other Compensation
Other than as set forth herein, the Company did not pay any other compensation to NEOs (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees) during the financial year ended December 31, 2022, other than benefits and perquisites which did not amount to $10,000 or greater per individual.

DIRECTOR COMPENSATION
As at December 31, 2022, the Company had five (5) directors, one of whom was also an employee: Jacques Tortoroli (Chief Executive Officer). Jean Birch and Tim Saunders each also served on the Board for a portion of 2022. Ms. Birch resigned as director effective December 6, 2022, and Mr. Saunders resigned as director effective August 10, 2022.
Employees who are also directors do not receive additional compensation for their services as directors. Mr. Tortoroli did not receive any additional compensation for his services as director during the year ended December 31, 2022. For a description of the compensation paid to Mr. Tortoroli, see “Summary Compensation Table for 2022,” above.
Mr. Atwood, the director nominee of BAT, is not entitled to compensation or reimbursement for any travel or other expenses incurred in connection with participating on the Board.
Except for Mr. Atwood and Mr. Tortoroli, each member of the Company’s Board is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending Board meetings and meetings for any committee on which he or she serves.
Compensation of Directors
The form and amount of director compensation is reviewed annually and as deemed advisable by the Compensation Committee, which shall make recommendations to the Board based on such review. The Compensation Committee reviews director compensation on an annual basis to ensure that the Company offers director compensation that is: (i) commensurate with the efforts the Company expects from existing Board members; (ii) competitive in the Company’s industry in order that the Company might attract the best possible candidates to assist the Company and its shareholders in a fiduciary capacity to maximize the opportunity presented by that growth; and (iii) aligned with shareholder interests as the Company grows. The Board retains the ultimate authority to determine the form and amount of director compensation. As noted above, Mr. Atwood, the director nominee of BAT, is not entitled to compensation or reimbursement for any travel or other expenses incurred in connection with participating on the Board
The chart below outlines the Company’s current director compensation program for its non-employee Directors:
Type of Fee	Role	Amount of Fee
Board Retainer	Board Member	$70,000/year
Additional Retainer	Chair	$30,000/year
Committee Retainer	Audit Committee Chair	$20,000/year
	Compensation Committee Chair	$10,000/year
	Governance and Nominating Committee Chair	$10,000/year
	Committee Member	$5,000/year
Restricted Stock Units(1)	Board Member	$75,000/year
	Chair	$10,000/year
(1)
RSUs granted to the non-employee directors vest 100% on the first anniversary of the date of grant, which occurs annual on the date of the scheduled annual general shareholder meeting (with newly appointed non-employee directors granted RSUs upon their appointment, pro-rated based on the number of days such appointment follows the previous annual general shareholder meeting). The RSUs automatically terminate upon the grantee ceasing to provide services to the Company, if the termination is for any reason other than death or total and permanent disability.

Director Compensation for 2022
The following table sets forth all compensation paid to or earned by each director of the Company during fiscal year 2022.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jean Birch*	$79,288	$75,000	$—	$—	$154,288
John Held	$115,000	$85,000	$—	$—	$200,000
Thomas Lardieri	$38,978	$64,932	$—	$—	$103,910
Alicia Morga	$5,712	$40,685	$—	$—	$46,397
Tim Saunders*	$53,262	$75,000	$—	$—	$128,262
Jacques Tortoroli(3)	$—	$—	$—	$—	$—
Susan Vogt	$85,000	$75,000	$—	$—	$160,000
*	Ms. Birch resigned as director effective December 6, 2022, and Mr. Saunders resigned as director effective August 10, 2022.
(1)	Cash fees earned by non-employee directors. Includes director payments earned for the fiscal year ended December 31, 2022. Payments made in 2023 for services rendered in 2022 are also included.
(2)
The amounts reported in the Stock Awards and Option Awards columns reflect aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect the Company’s calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the director. Assumptions used in the calculation of these amounts for 2022 are as follows: expected volatility – 83.0%-86.0%; expected term – 5.5-7.5 years; risk-free interest rate – 1.8%-3.3%; value of underlying shares - $0.44-$1.56; dividend yield – 0%. Assumptions used in the calculation of these amounts for 2021 are included in Note 14 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021, which were included in the Annual Report on Form 10-K.

(3)	Please see “Executive Compensation - Summary Compensation Table for 2022” above.
Other Compensation
Other than as set forth herein, the Company did not pay any other compensation to non-employee Directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees) during the financial year ended December 31, 2022, other than benefits and perquisites which did not amount to $10,000 or greater per individual.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth securities of the Company that are authorized for issuance under equity compensation plans as at the end of the Company’s financial year ended December 31, 2022. As at December 31, 2022 and the April 21, 2023, the LTIP is the only compensation plan under which any Common Shares may be issued.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights(4)	Number of securities remaining available for issuance under equity compensation plans (excluding outstanding securities reflected in Column 1)
Equity compensation plans approved by Shareholders(1)(2)(3)	6,526,601(5)	$1.31	7,939,395
	(4.3%)		(5.23%)
Equity compensation plans not approved by Shareholders	Nil	Nil	Nil
Total	6,526,601	$1.31	7,939,395
	(4.3%)		(5.23%)
Notes:
(1)	As at December 31, 2022, securities remained reserved for issuance under the Legacy Option Plan and LTIP.
(2)
The LTIP provides that the total number of Common Shares reserved and available for issuance pursuant to Awards granted under the LTIP shall not exceed the number of Common Shares equal to ten percent (10%) of the total issued and outstanding Common Shares from time to time (assuming the conversion of the outstanding PVS into Common Shares) less any Common Shares that are issuable pursuant to the Legacy Option Plan (previously defined as the “Share Pool”).

(3)	Percentages based on 151,847,904 Common Shares and nil PVS issued and outstanding as of December 31, 2022.
(4)	The exercise price of certain awards are in Canadian dollars and have been converted to United States dollars as of the applicable grant date.
(5)
On close of the Company’s acquisition of Abacus Health Products, Inc., the Company issued replacement stock options (“Replacement Options”) that were exercisable to purchase an aggregate of 1,437,953 Common Shares (in lieu of shares of Abacus Health Products, Inc.). As of December 31, 2022, there are Replacement Options outstanding exercisable to purchase an aggregate of 69,843 Common Shares. The weighted average exercise price of the Replacement Options outstanding as at December 31, 2022 was $3.64.

As of December 31, 2022, the Company had: (i) options outstanding under the Legacy Option Plan to acquire an aggregate of 985,012 Common Shares (representing 0.65% of the issued and outstanding Common Shares); (ii) options outstanding under the LTIP to acquire an aggregate of 2,902,162 Common Shares (representing 1.91% of the issued and outstanding Common Shares); (iii) 2,569,574 restricted stock units outstanding (representing 1.69% of the issued and outstanding Common Shares); and (iv) Replacement Options issued to former stock option holders of Abacus Health Products, Inc. outstanding to acquire an aggregate of 69,853 Common Shares (representing 0.05% of the issued and outstanding Common Shares).
As of the April 21, 2023, the Company had: (i) options outstanding under the Legacy Option Plan to acquire an aggregate of 985,012 Common Shares (representing 0.65% of the issued and outstanding Common Shares); (ii) options outstanding under the LTIP to acquire an aggregate of 5,875,795 Common Shares (representing 3.85% of the issued and outstanding Common Shares); (iii) 3,050,547 restricted stock units outstanding (representing 2.00% of the issued and outstanding Common Shares); and (iv) Replacement Options issued to former stock option holders of Abacus Health Products, Inc. outstanding to acquire an aggregate of 69,853 Common Shares (representing 0.05% of the issued and outstanding Common Shares).
As of April 21, 2023, the number of Common Shares remaining available for issuance pursuant to grants under the LTIP is 4,958,436 Common Shares (representing 3.25% of the issued and outstanding Common Shares).
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
None of the directors, the executive officers of the Company, or any of their respective associates or affiliates is or has been, during the year ended December 31, 2022, indebted to the Company or any of its subsidiaries in respect of loans, advances or guarantees of indebtedness.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as described elsewhere in this proxy statement, none of the informed persons (as such term is defined in NI 51-102) of the Company, any proposed director of the Company, or any associate or affiliate of any informed person or proposed director, has had any material interest, direct or indirect, in any transaction of the Company since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.
Mr. Jared Stanley, Chief Operating Officer of the Company, is a Co-Founder of Stanley Brothers USA and, following execution of the SBH Purchase Option assumed a seat on the board of directors of Stanley Brothers USA. Mr. Jared Stanley resigned as a member of the Company’s board of directors effective March 2, 2021 in order to transition to the board position with Stanley Brothers USA. See “Proposals 1 and 2 – Election of Directors - Company Transactions with Related Parties” for further information on the SBH Purchase Option. Mr. Jared Stanley has an address c/o Charlotte’s Web at 700 Tech Court, Louisville, CO, 80027.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act (“Section 16(a)”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“10% Holders”), to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% Holders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms that they file. To our knowledge, based solely on review of such reports, or written representations from reporting persons that all reportable transactions were reported, we believe that during the year ended December 31, 2022, the executive officers, directors and 10% Holders timely filed all reports they were required to file under Section 16(a), except that the filing of Form 4 by Lindsey Jensen upon her appointment as an executive officer was not timely .
MANAGEMENT CONTRACTS
Since January 1, 2022, there have been no management functions of the Company or its subsidiaries which were to any substantial degree performed by a person or a company other than the directors or executive officers of the Company or its subsidiaries.
BENEFIT COMPANY REPORT
In August 2019, at the annual general and special meeting of the shareholders of the Company’s voting shares, the Company’s shareholders approved an amendment to the Company’s articles to allow the Company to become a benefit company under the BCBCA, as a demonstration of its long-term commitment to conducting its business in a responsible and sustainable manner and promoting one or more public benefits. The Company became a benefit company under the BCBCA on July 24, 2020.
Benefit companies also are required under the BCBCA to publish on their websites and provide to their shareholders an annual benefit report that assesses, against a selected third-party standard, their performance in carrying out the commitments set out in the benefit company’s benefit provisions. For so long as the Company is a benefit company under the BCBCA, the Company will include an annual benefit report as part of its annual proxy materials sent to its shareholders and post the report to its website.
The Company has included a copy of its Annual Benefit Report in respect of the year ended December 31, 2022 as Exhibit II to this proxy statement.
ADDITIONAL INFORMATION
Additional information relating to the Company, including copies of the Company’s financial statements and management’s discussion and analysis, is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/, copies of which may be obtained from the Company upon request by emailing the Corporate Secretary at legal@charlottesweb.com or by calling at (720) 484-8930.
BOARD APPROVAL
The contents and the sending of this proxy statement have been approved by the Board.

EXHIBIT I – BOARD MANDATE

BOARD OF DIRECTORS’ MANDATE
August 22, 2018
Revised November 2, 2021
CHARLOTTE’S WEB HOLDINGS, INC.
The Board of Directors (the “Board”) of Charlotte’s Web Holdings, Inc. (the “Company”) is responsible under law to supervise the management of the business and affairs of the Company. The Board has the statutory authority and obligation to protect and enhance the assets of the Company, while conducting the business of the Company in a responsible and sustainable manner and promoting the public benefits specified in the Company’s articles.
The principal mandate of the Board is to oversee the management of the business and affairs of the Company, and monitor the performance of management.
In keeping with generally accepted corporate governance practices and the recommendations contained in National Policy 58-201 adopted by the Canadian Securities Administrators, and the requirements of any stock exchange on which the Company’s securities are listed, the Board assumes responsibility for the stewardship of the Company and, as part of the overall stewardship responsibility, explicitly assumes responsibility for the following:
1.	Independence
The Board retains the responsibility for managing its own affairs, including planning its composition, selecting its Chairman and/or Lead Director, appointing Board committees and determining directors’ compensation. While it is appropriate to confer with management on the selection of candidates to be nominated as members of the Board, the ultimate selection shall be determined by the existing members of the Board. The Chairman of the Board should be an independent director1, and where this is not appropriate, an independent director1 should be appointed to act as Lead Director.
In that the Board must develop and voice objective judgment on corporate affairs, independently of management, practices promoting Board independence will be pursued. This includes constituting the Board with a majority of independent and unrelated directors. Certain tasks suited to independent judgments will be delegated to specialized committees of the Board that are comprised exclusively of independent directors(1) and at least a majority of unrelated directors.
The Board will evaluate its own performance in a continuing effort to improve. For this purpose, the Board will establish criteria for Board and Board member performance, and pursue a self-evaluation process for evaluating both overall Board performance and contributions of individual directors.
2.	Leadership in Corporate Strategy
The Board ultimately has the responsibility to oversee the development and approval of the mission of the Company, its goals and objectives, and the strategy by which these objectives will be reached. In guiding the strategic choices of the Company, the Board must understand the inherent prospects and risks of such strategic choices.
While the leadership for the strategic planning process comes from management of the Company, the Board shall bring objectivity and a breadth of judgment to the strategic planning process and will ultimately approve the strategy developed by management as it evolves.
The Board is responsible for monitoring management’s success in implementing the strategy and monitoring the Company’s progress to achieving its goals; revising and altering direction in light of changing circumstances.
The Board has the responsibility to ensure congruence between the strategic plan and management’s performance.
(1) As defined under applicable securities laws.

3.	Management of Risk
The Board shall understand the principal risks of all aspects of the business in which the Company is engaged, recognizing that business decisions require the incurrence of risk. The Board is responsible for providing a balance between risks incurred and the potential returns to shareholders of the Company. This requires that the Board ensure that systems are in place to effectively monitor and manage risks with a view to the long-term viability of the Company and its assets, and conduct an annual review of the associated risks.
4.	Approach to Corporate Governance
The Company is committed to effective practices in corporate governance. The Company consistently assesses and adopts corporate governance measures. The Corporate Governance and Nominating Committee shall be responsible for overseeing disclosure of the Company’s approach to corporate governance in public disclosure documents.
5.	Oversight of Management
As the Board functions, the Board must ensure the execution of plans and operations are of the highest caliber. The key to the effective discharge of this responsibility is the approval of the appointment of the senior officers of the Company and the assessment of each senior officer’s contribution to the achievement of the Company’s strategy. In this respect, performance against objectives established by the Board is important, as is a formal process for determining the senior officers’ compensation, in part, by using established criteria and objectives for measuring performance. To the extent feasible, the Board should also satisfy itself as to the integrity of the Chief Executive Officer (“CEO”) and other executive officers, and that such officers create a culture of integrity throughout the Company. “Executive officer” has the meaning set out in National Instrument 51-102 - Continuous Disclosure Obligations.
6.	Succession Planning
On a regular basis, the Board shall review a succession plan, developed by management, addressing the policies and principles for selecting a successor to the CEO and other key senior officer positions, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills, training and planned career paths for possible successors to the CEO currently in the Company’s senior officers.
7.	Expectations and Responsibilities of Board Members
(a)	Commitment and Attendance
All members of the Board should make every effort to attend all meetings of the Board and meetings of committees of which they are members, if any. Although attendance in person is encouraged, members may attend by telephone to mitigate schedule conflicts.
(b)	Participation in Meetings
Each member of the Board should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves.
(c)	Financial Knowledge
One of the most important roles of the Board is to monitor financial performance. Each member of the Board should know how to read financial statements, and should understand the use of financial ratios and other indices for evaluating financial performance.
(d)	Other Directorships
The Company values the experiences Board members bring from other boards on which they serve, but recognizes that those boards may also present demands on a member’s time and availability, and may also present conflicts of interest or other legal issues. Members of the Board should advise the Chair of the Corporate Governance and Nominating Committee before accepting any new membership on other boards of directors or any other significant commitment involving an affiliation with other related businesses or governmental units.

(e)	Contact with Management
All members of the Board are invited to contact the CEO at any time to discuss any aspect of the Company’s business. While respecting organizational relationships and lines of communication, members of the Board have complete access to other members of management. There shall be afforded frequent opportunities for members of the Board to meet with the CEO, CFO and other members of management in Board and committee meetings and in other formal or informal settings.
(f)	Confidentiality
The proceedings and deliberations of the Board and its committees are confidential. Each member of the Board shall maintain the confidentiality of information received in connection with his or her services.
(g)	Preparation for Meetings
All members of the Board should make every effort to review all meeting materials prior to meetings of the Board and meetings of committees of which they are members.
8.	Shareholder Communications and Disclosure
The Board is responsible to ensure that the Company has policies in place to ensure effective and timely communication and disclosure to the shareholders of the Company, other stakeholders and the public in general. This communication and disclosure policy must effectively and fairly present the operations of the Company to shareholders and should accommodate feedback from shareholders, which should be considered into future business decisions.
The Board has the responsibility for ensuring that the financial performance of the Company is reported to shareholders on a timely and regular basis and for ensuring that such financing results are reported fairly, in accordance with generally accepted accounting principles.
The Board has the responsibility for ensuring that procedures are in place to effect the timely reporting of any developments that have a significant and material impact on the value of shareholder assets.
The Board has the responsibility for reporting annually to shareholders on its stewardship for the preceding year.
9.	Integrity of Corporate Control and Management Information Systems
To effectively discharge its duties, the Board shall ensure that the Company has in place effective control and information systems so that it can track those criteria needed to monitor the implementation of the Company’s strategy.
Similarly, in reviewing and approving financial information, the Board shall ensure that the Company has an audit system, which can inform the Board of the integrity of the data and compliance of the financial information with generally accepted accounting principles.
The Board’s management of the important areas of corporate conduct, such as the commitment of the Company’s assets to different businesses or material acquisitions, shall also be supported by effective control and information systems.
10.	Legal Requirements
The Board is responsible for ensuring that routine legal requirements, documents, and records have been properly prepared, approved and maintained by the Company.
11.	Board Delegation to Committees
The Board may delegate specific responsibilities to committees of the Board in order to effectively manage the affairs of the Company.
12.	Limitation
The foregoing is (i) subject to and without limitation of the requirement that in exercising their powers and discharging their duties, the members of the Board act honestly and in good faith with a view to conducting business in a responsible and sustainable manner and promoting the Company’s public benefits, balanced with the duty to act honestly and in good faith with a view to the best interests of the Company and its shareholders; and (ii) subject to, and not in expansion of the requirement, that in exercising their powers and discharging their duties the members of the Board exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
13.	Assessments
The members of the Board will collectively assess the performance of the Board as a whole, the committees of the Board and all directors with reference to their respective mandates, charters or terms of reference. Individual directors will be assessed with reference to any applicable position descriptions, as well as the competencies and skills that each director is expected to bring to the Board.
Unless otherwise determined by the Board, such assessment will occur informally and on an annual basis, with an emphasis on the overall effectiveness and contributions made by the Board as a whole, the committees of the Board and all directors individually.

EXHIBIT II – ANNUAL BENEFIT REPORT

Annual Benefit Report
For the Financial Year ending December 31, 2022
April 28, 2023
Hello,
Charlotte’s Web was a mission before it was a company. A mission to unlock the power of botanicals and provide access to cannabis wellness. At the forefront of all we do is bringing hemp extract based dietary supplements and topicals to people in a way that honors our founding families, our communities, employees, and the soil that nurtures us. We are dedicated to creating industry-leading standards for product quality, safety, and consistency. Our extracts harness powerful botanical benefits, we simply serve as nature’s stewards.
Thank you for joining us on this journey to improve lives and our planet, naturally.
/s/ Jacques Tortoroli
Jacques Tortoroli
CEO, Charlotte’s Web

CHARLOTTE’S WEB HOLDINGS, INC.
BENEFIT REPORT
For the Financial Year ending December 31, 2022
Charlotte’s Web Holdings, Inc. (“Charlotte’s Web” or the “Company”) became a benefit company under the laws of British Columbia on July 24, 2020, which means we are formally committed to conducting our business in a responsible and sustainable manner, and to promoting one or more public benefits. The public benefit selected by the Company is: “[t]o pioneer the way to healthier lives, stronger communities, and a more bountiful planet by making it easier for everyone to access the natural restorative power of plants” and the mission of Charlotte’s Web is: “to unleash the healing powers of botanicals with compassion and science, benefitting the planet and all who live upon it.”
As a benefit company, Charlotte’s Web is excited to share our annual benefit report for the most recently completed financial year to promote public benefit and assess our performance against a third-party standard. The third-party standard Charlotte’s Web uses is B Corp certification from B Lab.
CONDUCT OF BUSINESS IN A RESPONSIBLE AND SUSTAINABLE MANNER
Charlotte’s Web is a responsibly minded, sustainably driven company committed to promoting health and well-being through botanical-based products grown sustainably and in harmony with nature. We prioritize environmentally friendly and sustainable practices in our production processes and supply chain, which include using organic farming practices, reducing waste, and implementing tighter controls on our supply chain.
In addition, each year, we invest in our community through financial and product contributions and volunteer hours, demonstrating a commitment to social responsibility. Our focus on responsible and sustainable practices aligns with our mission and reflects a commitment to positively impacting the planet and its people. We harness the same mindset internally by investing in our people and developing programs and policies that align with our values.
During the year ended December 31, 2022, we made every effort to conduct our business in a responsible and regenerative manner, considering the well-being of people and communities affected by the operations of the Company while also endeavoring to use a fair and proportionate share of available environmental, social, and economic resources and capacities.
B Corp
○	Why we became a B Corp:
•	At our company, authenticity is at the core of everything we do. The products we create and our impact on the world should align with our values and purpose. That’s why we decided to become a B Corp.
•
B Corp certification allows us to cultivate a business ecosystem that prioritizes social and environmental responsibility just as much as financial success. By joining this community of like-minded companies, we can measure and manage our impact and hold ourselves accountable to the highest transparency and performance standards.

•
Becoming a B Corp reflects our commitment to building a better world through business. We are proud to be part of an ecosystem that drives positive change and makes a tangible difference in communities and the environment.

○	Highlights – 2023 is our recertification year.
•	Charlotte’s Web is on track to significantly increase our original certification score of 92.8. Charlotte’s Web remains as the largest certified CBD B Corp with the highest score among our peers.
•
The B Corp movement has gained significant momentum since our certification date on August 2020, when we became the 3,500 company to certify. Today, there are over 6,500 certified B Corp companies globally.

•	As part of our continuous improvement plan, Charlotte’s Web is developing a Climate Action plan to ensure continuous improvement across the supply chain and all areas of Environmental Impact.

•
Along with the Climate Action plan, Charlotte’s Web is working on an environmental strategy pursuant to circularity and environmental stewardship. Over time, Charlotte’s Web will capitalize on opportunities to ensure that the company operates in an environmentally sound manner.

•	In addition, we are developing a more robust supplier engagement framework to support our environmental objectives and traceability in our supply chain.
•	Supporting our ongoing continuous improvement process is Charlotte’s Web’s B Team, a cross-functional team reporting to the CEO, COO, and Board of Directors.
•	Charlotte’s Web recertifies August 28th, 2023.
○	Organic certification progress
•
In 2022, all Charlotte’s Web tinctures that shipped to consumers were certified organic. Currently, 14% of Charlotte’s Web product portfolio is certified organic. We are on track toward many more of our products being certified organic by the end of 2023.

•	In 2023, we are transitioning our legacy sleep, calm, and recovery gummies from conventional to organic, expanding our offering of organic certified products.
GOVERNANCE
•	Taking a Stand - HR 841 + Coalition for Access Now
Our commitment to cannabis access is rooted in our belief that everyone deserves access to safe and effective wellness options. We believe that hemp-derived supplements have the potential to play a significant role in improving health outcomes and promoting wellness. This includes advocating for more inclusive policies, educating the public on the benefits of cannabis, and working with communities to overcome barriers to access.
We are dedicated to ensuring that everyone, regardless of background or location, can make informed choices about their wellness and access safe, effective, and high-quality cannabis products. Our commitment to cannabis access is not just about providing a product. It is about promoting more equitable and accessible plant-based wellness solutions for all.
Legislation We Support: Coalition for Access Now
H.R. 841 clarifies that FDA can regulate hemp, cannabidiol derived from hemp, and any other ingredient derived from hemp, as a dietary supplement under the Federal Food, Drug, and Cosmetic Act. It would provide patients with more confidence that their CBD products are properly prepared and labeled, and it would also help set standards that help manufacturers and producers provide high-quality products within the bounds of the law.
Charlotte’s Web is committed to making this option accessible to as many people as possible.
WORKERS
Promotion of Public Benefits & Organizational development
As set out in the Company’s Articles, Charlotte’s Web is committed to promoting the public benefit of: “pioneer[ing] the way to healthier lives, stronger communities, and a more bountiful planet by making it easier for everyone to access the natural restorative power of plants”.
We forge focused, measured, meaningful, long-term philanthropic partnerships. From active and vibrant employee volunteerism to donating a portion of our profits to vetted charitable organizations, we use our business as a force for hope, strength, and virtue. Charlotte’s Web has an engaged employee base that places a high value on corporate citizenship and is willing and eager to participate in the company’s Corporate Social Responsibility (CSR) initiatives. An engaged workforce promotes stewardship of our planet and its resources, contributes to certain key business drivers, namely attracting, retaining, and growing a high-performing workforce.
Our main philanthropic endeavors are in the areas of responsible agriculture, the environment, and conservation; veterans and first responders; Adaptive Athletes; canine service animals; and empowering women and others.

•
Charlotte’s Web pays time off for community service. Employees can take two days (sixteen hours) of paid time off to volunteer individually every year. In addition, we also host a company-wide day of service. Charlotte’s Web uses an app called KyndHub to track volunteer hours as well as charitable giving, gratitude, and acts of kindness done by our employees. In 2022, Charlotte’s Web employees donated over 1228 volunteer hours into our local communities.

•	We raised hourly compensation to reflect a $20-hour minimum wage. Most employees make more than this.
•
Starting January 1, 2023, Charlotte’s Web began offering a match of 100% of employee deferrals up to 3% of compensation plus 50% of employee deferrals between 3% –5% of compensation, for a maximum match of 4% of eligible compensation. Employer Safe Harbor Matching is 100% vested immediately. In conjunction, we established the Employee Emergency Assistance Fund for employees experiencing hardship

•	Healthcare costs across the nation skyrocketed in 2022. Charlotte’s Web picked up the 13% increase in Health/Life/Dental/Vision benefits for employees. Employees experienced no increase.
•	In 2022, Charlotte’s Web leadership implemented managerial training for all people leaders.
•	We also implemented medical care and travel reimbursement for employees who must travel to another state to seek healthcare treatment if the proper healthcare is unavailable in their state.
•	In addition, we implemented three additional holidays: Martin Luther King, Juneteenth, and a flex holiday of the employee’s choosing.
Internal Culture at Charlotte’s Web
We are dedicated to fostering an inclusive culture that values all individuals’ unique perspectives and experiences and provides equal opportunities for all employees.
Our company is committed to promoting diversity and equity in all aspects of our business, including recruitment, promotion, and professional development. We are also dedicated to working with and supporting diverse communities and being an ally in the fight against all forms of discrimination and prejudice. Our commitment to diversity, equity, and inclusion is not just a corporate responsibility. It reflects our values and belief in creating a more just and equitable world.
Multicultural Affinity Group
The Mission of Charlotte’s Web Culture Committees (MCAG) is a strategic partner with Charlotte’s Web leadership team to promote a culture of belonging and inclusion through continual learning. The MCAG advances the understanding and inclusion of employees with a common background, set of interests, and/or goals.
The MCAG is a valuable mechanism to (1) build a culture that fosters innovation; (2) offer employees access to leadership opportunities; (3) establish programs and activities aligned with the mission of CW; (4) provide employees opportunities to develop and grow, and for managers to access innovative concepts and unique solutions to challenges faced by CW employees.
○	In 2022, CW’s Multicultural Affinity Group launched four cross functional subcommittees to ensure engagement and cultivation of a healthy culture.
○	These include:
•	Volunteer Committee – Compassion in Action
•	Company employees volunteered 1223+hours in 2022
•	On July 19, 2022, the Company declared a Corporate Day of Giving where employees participated in a pre-organized volunteer activity designed to benefit the surrounding community
•	Employees are allotted 16 hours of volunteer time each calendar year.
•	Veteran’s Committee – Team Calvary

•	Key 2022 partnerships include:
○	Revital Colorado – Responders
○	Hero Grows – Veterans
○	Irreverent Warriors – Veterans
○	Adaptive Training Foundation – Veterans
•	STEM & Women in Leadership:
•
a cross-functional, roundtable team that generates, develops, and communicates new ideas and outreach programs for Empowering Women & Girls and fosters diversity and Inclusion at CW and within our communities.

•	Key Partner: STEM Generation
•	Employee Assistance Fund - Continued support for employees in need.
The company has set aside $17,000 for employee emergency needs.
•	Employee Policy Committee
○	Employees with specific interests in policy decisions around employment to propose and draft policies for the organization on behalf of all employees.
Diversity, Equity, and Inclusion: DE&I
Our commitment to diversity, equity, and inclusion is rooted in our belief that everyone deserves to be treated with dignity and respect. We believe that a diverse and inclusive workplace leads to better decision-making, stronger relationships, and a more creative and innovative environment.
Charlotte’s Web believes each team member has unique strengths, skills, perspectives, and talents that bolster and grow our mission and strategy. Further, we believe diversity is a superpower that fuels the CW culture and drives momentum across the organization.
Our business is improved by fostering an open, respectful workplace infused with trust, care, and connection. When inclusivity is a core value, our business outcomes include a safer work environment, developing the highest quality products, and overall better business performance. The results are improved problem-solving, higher levels of creativity, and elevated enjoyment of work.
Goals include:
•
Allyship – supporting colleagues from historically marginalized communities to advance opportunities, build partnerships, raise awareness, offer mentoring, and advocate on behalf of marginalized coworkers.

•	Equity - policies, processes, and programs that appreciate differences and create a fair, safe, and just working environment for staff.
•	Diversity - age, race, ethnicity, gender identity, sexual orientation, physical or mental ability, neurocognition, and lived experience
•	Inclusion - a culture where everyone feels their perspectives are valued.
•	For 2023, Focus on: Equity and Allyship
○	Equity: is giving everyone what they need to be successful, which is very individual.
○	Allyship: A good ally goes one step further and seeks to understand what equity looks like for those they serve.
DEI Leadership Training: the entire leadership team is required to attend and participate in DEI leadership training
Charlotte Figi Day Celebration 2022
On April 7th, 2020, Charlotte Figi succumbed to medical complications with pneumonia, which then caused seizures, respiratory failure, and cardiac arrest. She died on April 7, 2020, at the age of 13, leaving behind her twin sister, Chase, her older brother Max, her parents, Paige and Matt Figi, and her stepfather, Greg Iafelice. Ten days after her death, Colorado State Governor, Jared Polis, declared April 7th “Charlotte Figi Day” in Colorado. Charlotte Figi’s influence cannot be understated. Her impact extends far beyond the company that was named for her; it has truly spread across the world.
By the courageous act of living, Charlotte changed lives, expanded hope and shattered expectations. In her short life, she grew, protected by love and demanding that the world witness her suffering so that they might find a solution. Charlotte’s experience became a shared experience. The light she held up for the world to see — that a plant compound could drastically change her life and the lives of thousands of others —changed laws in almost every single state legislature, helped establish two meaningful national farm bills that changed access to hemp for all Americans and continues to shine on the lives of thousands worldwide.
On April 7th, 2022, Charlotte’s Web announced the newly formed “Charlotte Figi Family Grant Program.” Ten family grants were awarded free CBD for one year. Now, each year on Charlotte Figi Day, we will announce new family grantees, increasing the number of grants by one annually. This year, eleven families will receive a year’s supply of Charlotte’s Web product to support each family’s overall health and wellness.
ADVOCACY & COMMUNITY
At Charlotte’s Web, we are committed to giving back to our community in meaningful ways. We understand that our success is intertwined with the well-being of the communities in which we operate, and we believe it is our responsibility to contribute to improving these communities.
We are proud to partner with organizations that share our values and mission, and we actively seek opportunities to support initiatives that positively impact the world around us. In addition, we give back in various ways, including donating a portion of our profits to charitable organizations, volunteering our time and resources to support community projects, and partnering with other businesses to drive positive change.
Our commitment to giving back is not just a part of our corporate culture but a core component of who we are as an organization. By working with our community partners, we can create a better future for everyone and are dedicated to positively impacting the world.
Products donated
○	In 2022, Charlotte’s Web donated 89,224 individual products directly to our community and in collaboration with our core partners.
•
Ex. Conscious Alliance – 24,000 units donated to “serve the increased demand of food insecurity we are seeing due to the pandemic. With your support, we are able to bring healthy food and critical resources into underserved areas across the U.S., feeding kids and families who need it most.” - Conscious A.

•	Adaptive Training Give-Away – In February 2022, we partnered with Adaptive Training Foundation to donate 5,414 products directly to veterans and the adaptive athlete community.
Total Grants/giving
○	In 2022, Charlotte’s Web donated $1,246,525.35 to our community and our partners.
Social Impact & Community Partnerships
○	Advocacy
•	Angle City Football Club + L.A. LGBTQ Center
•	STEM Generation – focus on kids in Title 1 Schools ▪ Women’s Bean Project
•	Women’s Bean Project
•	The Great Rise
○	Families& Research
•	Realm of Caring

Our commitment to cannabis research is driven by our belief in the importance of collaborating with Nature. We believe that research is crucial for shaping policies, guiding clinical practice, and improving the quality and safety of cannabis products.
Our company is dedicated to investing in cutting-edge research and to collaborating with leading experts in the field to expand our knowledge and promote evidence-based decision-making. Whether through funding studies, supporting academic programs, or fostering collaborations with scientists, we are committed to playing a leading role in advancing the science of cannabis and its potential benefits for human health. Our commitment to research is not just a corporate responsibility, it is a reflection of our belief in the importance of science-driven decision-making and evidence-based policies. Research We Support:
•	Hemp Research and Development at Charlotte’s Web
•	Full List of Charlotte’s Web sponsored research.
Supporting veterans is at the core of our mission because we believe that those who have served our country deserve our utmost gratitude and respect. Veterans have made sacrifices and put themselves in harm’s way to protect our freedom and way of life, and it is our duty to ensure they have access to the resources and support they need to lead fulfilling and successful lives. Our company is committed to making a positive impact on the lives of veterans and their families, and we view it as a privilege to give back to those who have given so much for our country. Whether through hiring initiatives, community outreach programs, or the bonds of collaboration with our partners, we strive to make a meaningful difference in the lives of veterans and to show our appreciation for their service.
Supporting veterans is more than a corporate responsibility for us, it is a fundamental aspect of our values and mission.
○	Veterans and Responders
•	Adaptive Training Foundation
•	High Fives Foundation
•	Revital Colorado
•	Irreverent Warriors
•	Hero Grown
○	Environment
RESPONSIBLE AGRICULTURE
Our commitment to soil health is rooted in our belief in the importance of organic and responsible agriculture practices. We believe that our soil’s health is fundamental to our planet’s health and the quality of the food we produce. By embracing organic, regenerative, and responsible agriculture practices, we aim to create a sustainable and symbiotic relationship with the earth. We believe in the power of organic farming to promote soil health, reduce pollution, and conserve natural resources. Our company is dedicated to using sustainable methods that promote soil health and to sourcing our ingredients from farmers who share our commitment to responsible agriculture. We believe that by working in harmony with the earth, we can cultivate healthy soils that produce healthy hemp while preserving the ecosystem’s natural balance. Our commitment to soil health is not just about producing quality products but about creating a more sustainable and harmonious relationship with the earth.
•	Garden to Table, Boulder – Focus on Title 1 Schools
○	Waste reduction
•	From 2021 to 2022, we went from 510,180 lbs. of waste to 167,920 lbs. – a 67% decrease.
•	Other programs
•	Recycle/Compost/Efficiencies
○	Adaptive Athletes
Supporting adaptive athletes is at the core of our hearts because we believe in the power of sports to inspire and transform lives. Adaptive athletes face unique challenges in their pursuit of athletic excellence, and we are honored to play a role in supporting and empowering them. Whether through financial assistance, in-kind donations, or volunteering, we believe that every adaptive athlete deserves the opportunity to reach their full potential and achieve their dreams.
Our company is committed to making a positive impact on the lives of adaptive athletes and their families, and we view it as a privilege to give back to those who have overcome incredible obstacles and continue to inspire us all.
Supporting adaptive athletes is more than just a corporate responsibility for us, it reflects our commitment to creating a more inclusive and supportive world.
•	Partnership highlights
•	Realm of Caring – 10 years of support for the Realm of Caring community while furthering cannabinoid research
•	Adaptive Training Foundation – 2022 marks our fifth year of support for this powerful and agile organization.
•	High Fives Foundation – 2022 marks our fifth year of support for professional adaptive athletes
•	Freedom Service Dogs – 2022 marks our fourth year of support for this far reaching
CUSTOMERS
•	QUALITY
•
Our company is dedicated to delivering the highest quality products to our customers. We have a rigorous research, testing, and product development approach to ensure our products are safe, effective, and meet the highest quality standards. We work with leading experts in the industry and conduct extensive testing and analysis at every stage of the product development process.

•
Our quality assurance program is designed to ensure that every product we sell meets our strict quality standards. We have a team of dedicated quality assurance professionals who monitor every aspect of our production process, from sourcing raw materials to packaging and shipping. In addition, we use state-of-the-art testing equipment and techniques to verify our products’ purity, potency, and safety. We continuously evaluate and improve our processes to meet or exceed industry standards.

•
Our commitment to our customers’ health and well-being drives our focus on quality. By delivering the highest quality products, we can positively impact our customers’ lives and contribute to the broader mission of promoting health and wellness.

•	In 2022, Charlotte’s Web passed the annual ISO 17025 assessment to maintain accreditation. This accreditation gives our customers assurance that results from our in-house lab can be trusted.
•
In 2022, we saved an estimated $393,000 by testing samples in-house instead of at third-party labs. This accounts for lab costs and salaries; meaning, if the QC lab did not exist, the company would have spent an additional $393,000 last year.

•
In 2022, four new methods were developed: in-process potency, residual solvents, UPLC potency, and olive oil ID. These methods allow us to perform more testing in-house, which saves more money and time.

•
Initiated 70 in-house stability studies. Stability studies provide the data used to support product expiration dates. The company saves money by storing samples in temperature and humidity-controlled chambers at our facilities instead of paying for storage space at a third-party lab.

•	We attained NSF Sport certification for our products to be used by MLB. This is in addition to the NSF certification we received and maintained for GMP.
•	We maintain Organic and Kosher certifications through stringent quality control processes.
•	We also maintain our US Hemp Authority Certification (The seal of stringent self-regulatory standards for the Hemp industry)

ASSESSMENT AGAINST THIRD-PARTY STANDARD
Third Party Standard
British Columbia’s public benefit legislation requires benefit companies to assess and report on their overall performance in conducting their business in a responsible and sustainable manner and in promoting the selected public benefits, against an independent “third-party standard” that meets certain statutory criteria relating to transparency and credibility.
The Company is a B Corp certified by B Lab, a non-profit organization that administers B Corporation certification. Certified B Corps achieve a minimum verified score on the B Impact Assessment (the “BIA”) - a rigorous assessment of a company’s impact on its workers, customers, community, and environment - and make their B Impact Report transparent on the B Lab website. Certified B Corporations also amend their legal governing documents to require their board of directors to balance profit and purpose. The combination of third-party validation, public transparency, and legal accountability helps Certified B Corps build trust and value. The Company must re-certify as a B Corp every three years.
The BIA is developed through a transparent process and is audited by B Lab and comprehensively covers the impact of a business on all its stakeholders, including its workers, suppliers, community, and the environment. The BIA also captures best practices regarding mission, measurement, and governance. The last, heavily weighted, portion of the BIA identifies a company’s specific “Impact Business Models,” which include the targeted, formal focus on a benefiting a particular stakeholder through products and services or internal practices.2
Given our familiarity with the BIA and the respect which the standard is accorded in the industry, Charlotte’s Web has selected B Lab’s BIA as our independent “third-party standard” under the British Columbia benefit company legislation. This Benefit Report is for the first financial year in which the Charlotte’s Web has been a benefit company under British Columbia law, and therefore it is the first Benefit Report for which this standard has been selected and applied.
Assessment
Charlotte’s Web was certified by B Lab in August 2020 and received a score of 92.8.

[2]	https://bimpactassessment.net/how-it-works/frequently-asked-questions/the-b-impact-score?_ga=2.221312216.1535717208.1635284699- 1743387036.1635284699#what-does-the-assessment-cover

APPROVAL BY THE BOARD OF DIRECTORS
The undersigned, a director of Charlotte’s Web, hereby confirms that the above Benefit Report was approved by the Board of Directors of the Company on April 25, 2023.
BY ORDER OF THE BOARD OF DIRECTORS OF CHARLOTTE’S WEB HOLDINGS, INC.

/s/ Jacques Tortoroli
Jacques Tortoroli
Chief Executive Officer and a Director
Charlotte’s Web Holdings, Inc.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CWEB2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V14977-P87702 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHARLOTTE'S WEB HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

	For	Against
1. To set the number of directors of the Company at six (6).	☐	☐

2. Election of Directors

Nominees:	For	Withhold
2a. Jonathan Atwood	☐	☐
2b. John Held	☐	☐
2c. Thomas Lardieri	☐	☐
2d. Alicia Morga	☐	☐
2e. Jacques Tortoroli	☐	☐
2f. Susan Vogt	☐	☐

	For	Withhold
3. To appoint Ernst & Young LLP as auditors for the ensuing year and to authorize the Board of Directors of the Company to fix the remuneration to be paid to the auditors.	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

This form of proxy is solicited by and on behalf of management of Charlotte's Web Holdings, Inc.

Proxies must be received by 11:59 P.M. (Eastern Time) on Wednesday, June 14, 2023.

Notes to Proxy

1. **Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General Meeting. If you wish to appoint a person other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.**
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. **The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.**
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by management of Charlotte's Web Holdings, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V14978-P87702

Charlotte's Web Holdings, Inc.
Form of Proxy – Annual General Meeting to be held on June 15, 2023

Appointment of Proxyholder
I/We being the undersigned holder(s) of **Charlotte's Web Holdings, Inc.** hereby appoint Jacques Tortoroli (CEO, Director) or, failing this person, Jessica Saxton (CFO) (the "**Management Nominees**")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

As my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting (the "**Meeting**") of the holders ("**Shareholders**") of common shares of Charlotte's Web Holdings, Inc. (the "**Company**") to be held via live webcast at www.virtualshareholdermeeting.com/CWEB2023 at 10:00 a.m. (Mountain time) on Thursday, June 15, 2023 or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side